UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                     [X]
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                CARVER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

                                                           N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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July 31, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver”), the holding company for Carver Federal Savings Bank, which will be held on Tuesday, September 12, 2006 at 10:00 a.m., at the soundstage of The Apollo Theater, 253 West 125th Street (between Adam Clayton Powell Jr. and Frederick Douglass Blvds.), New York, New York (the “Annual Meeting”). We invite you to join members of our management team for an informal social period with light refreshments from 8:45 a.m. to 9:45 a.m. In addition, a tour of the Apollo Theater will be available to stockholders. The tour will begin at approximately 9:00 a.m. and end at approximately 9:45 a.m. If you are interested in taking the tour, please RSVP by calling 212-360-4799.

With this letter, we are including the Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card and the 2006 Annual Report. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of KPMG LLP, the accounting firm appointed by the Finance and Audit Committee of the Board of Directors to be Carver’s independent auditors for the fiscal year ending March 31, 2007, will attend the Annual Meeting. In addition, management will report on the operations and activities of Carver, and there will be an opportunity for you to ask questions about Carver’s business.

The Board of Directors of Carver recommends a vote “FOR” Carver’s nominees for election as director in proposal one, “FOR” the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2007 in proposal two, and “FOR” the adoption of the 2006 Stock Incentive Plan in proposal three.

You may vote over the Internet or by telephone, as well as by using the traditional proxy card. See the proxy card or page 2 of the attached proxy statement for instructions on these methods of voting.

The Board of Directors, management and employees of Carver thank you for your ongoing support and continued interest in Carver. We hope that you will join us at the Annual Meeting.

Sincerely yours,

Deborah C. Wright
Chairman and Chief Executive Officer

Your vote is important. Please complete, sign and return the enclosed proxy card or vote by Internet or telephone promptly, whether or not you plan to attend the Annual Meeting. By doing so, you may save Carver the expense of additional solicitation.

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2006

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver”) for the fiscal year ended March 31, 2006 will be held on Tuesday, September 12, 2006 at 10:00 a.m. at the soundstage of The Apollo Theater, 253 West 125th Street (between Adam Clayton Powell Jr. and Frederick Douglass Blvds.), New York, New York (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.
To elect three directors, each to serve for a three-year term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2009 and until their respective successors have been elected and qualified; and

2.	To ratify the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2007; and

3.	To approve the adoption of the Carver Bancorp, Inc. 2006 Stock Incentive Plan.

If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver’s management is not aware of any other such business.

The Board of Directors has fixed July 25, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

Please promptly sign, date and return the enclosed proxy card or vote by Internet or telephone. The proxy may be revoked at any time prior to its exercise in the manner described in the attached proxy statement.

By Order of the Board of Directors,

Roy Swan
Senior Vice President,
Chief of Staff and Secretary

July 31, 2006

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

_____________________
PROXY STATEMENT
_____________________

ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 12, 2006

____________________________________
GENERAL INFORMATION
____________________________________

General

This proxy statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders for the fiscal year ended March 31, 2006 (“fiscal 2006”) to be held on September 12, 2006 at 10:00 a.m., at the soundstage of The Apollo Theater, 253 West 125th Street, New York, New York, and at any adjournment or postponement thereof (the “Annual Meeting”). The accompanying Notice of Annual Meeting and proxy card, and this proxy statement, are first being mailed to stockholders on or about August 8, 2006.

Carver Bancorp, Inc., a Delaware corporation, operates as a savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as “Carver” or the “Company” and Carver Federal Savings Bank as “Carver Federal” or the “Bank.”

Who Can Vote

The Board of Directors of Carver has fixed the close of business on July 25, 2006 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of the close of business on June 15, 2006, the outstanding voting stock of Carver consisted of 2,502,247 shares of common stock, par value $.01 per share (“Common Stock” or “Voting Stock”). The holders of record of a majority of the total number of votes eligible to be cast in the election of directors, represented in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Common Stock outstanding on July 25, 2006 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting.

A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver’s Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry of all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

How You Can Vote

If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the three following methods:

Vote by Internet, by going to the web address http://www.proxyvoting.com/cny and following the instructions for Internet voting shown on the enclosed proxy card.

Vote by Phone, by dialing 1-800-730-7859 and following the instructions for telephone voting shown on the enclosed proxy card.

Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If you vote by telephone or Internet, please do not mail your proxy card.

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For the election of directors, you may (1) vote FOR all the nominees, (2) WITHHOLD your vote from all nominees or (3) WITHHOLD your vote from nominees you designate. See “Proposal One-Election of Directors.” For Proposal Two-Ratification of Appointment of Independent Auditors and Proposal Three-Adoption of the 2006 Stock Incentive Plan, you may vote “FOR”, “AGAINST” or “ABSTAIN” from voting.

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the named proxies will vote “FOR” the nominees for election as director (“Proposal One”), “FOR” the ratification of the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2007 (“Proposal Two”), and “FOR” the adoption of the 2006 Stock Incentive Plan (“Proposal Three”).

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote personally at the Annual Meeting. You may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

Votes Required

Proposal One. Directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting. The three nominees receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be elected to the Board of Directors. As such, if you do not vote for a nominee, your vote will not count “for” or “against” the nominee. If you “withhold” authority for any nominee, your vote will not count “for” or “against” the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors.

If your shares are held in “street name,” your broker may vote your shares without receiving instructions from you. Shares that are not voted by a broker are called “broker non-votes.” Shares underlying broker non-votes will have no effect on the election of directors.

Proposal Two. The ratification of the appointment of KPMG LLP as Carver’s independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. So, if you “abstain” from voting on this proposal, it has the same effect as if you voted “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal Three. The adoption of the Carver Bancorp, Inc. 2006 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. So, if you “abstain” from voting on this proposal, it has the same effect as if you voted “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Revocability of Proxies

If you are a stockholder whose shares are registered in your name, you may revoke your grant of a proxy at any time before it is voted by:

•	filing a written revocation of the proxy with Carver’s Secretary;

•
submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the Internet voting instructions, (2) following the telephone voting instructions, or (3) completing, signing, dating and returning a proxy card to the Company; or

•	attending and voting in person at the Annual Meeting.

If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank or broker for revocation instructions.

We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.

Dissenters’ Right of Appraisal

Pursuant to Delaware corporation law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters’ rights.

Interests of Certain Persons in Matters to Be Acted Upon

        Management and directors of Carver Bancorp have an interest in the matters that will be acted upon that are different from the interests of other shareholders as follows:

•
Carver Bancorp, Inc. 2006 Stock Incentive Plan. This plan would allow selected directors, officers and employees to receive equity awards including stock options, stock appreciation rights and restricted stock if they work for us until the end of a specified service period. Awards under the plan will be discretionary and Carver Bancorp’s Compensation Committee has not yet determined to whom awards will be made and the terms and conditions of such awards.

    The Board of Directors has taken the above interests into account in recommending that shareholders approve Proposal 3.

Solicitation of Proxies

This proxy is being solicited by the Board of Directors of Carver. In addition to solicitation by mail, certain directors, officers and employees of Carver may solicit proxies for the Annual Meeting from Carver stockholders personally or by telephone or telegram without additional remuneration for that solicitation. Carver will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

Carver has retained the proxy solicitation firm of Morrow & Company, Inc. (“Morrow”) to assist in the solicitation of proxies. Pursuant to Carver’s agreement with Morrow, Morrow will provide various proxy advisory and solicitation services for Carver at an anticipated cost of $6,000 plus reasonable out-of-pocket expenses. Carver will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to Carver stockholders.

____________________________________

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
_________________________________________

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of June 15, 2006, certain information as to shares of Voting Stock beneficially owned by persons owning in excess of 5% of any class of Carver’s outstanding Voting Stock. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of our Voting Stock as of June 15, 2006. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (“SEC”) and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of these tables, of any shares of stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after June 15, 2006. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares, and “investment power” includes the power to dispose or direct the disposition of shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding(1)	Percent of Common Stock Outstanding
Common Stock	Third Avenue Management LLC 622 Third Avenue, 32nd Floor New York, NY 10017	218,500(2)	8.73%	8.73%
Common Stock	Wellington Management Company, LLP 75 State Street Boston, MA 02109	248,790(3)	9.94%	9.94%
Common Stock	Donald Leigh Koch Koch Asset Management, L.L.C. 1293 Mason Road Town & Country, MO 63131	210,250(4)	8.40%	8.40%
Common Stock	RASARA Strategies, Inc. 160 North State Road Briarcliff Manor, NY 10510	204,000(5)	8.15%	8.15%
Common Stock	Deborah C. Wright c/o Carver Federal Savings Bank 75 West 125th Street New York, NY 10027	181,080 (6)	7.24%	7.24%
________________

(1)	On June 15, 2006 there were outstanding 2,502,247 shares of Common Stock.

(2)
Based on an amended Schedule 13G, filed as of December 31, 2005 with the SEC by Third Avenue Management LLC. Third Avenue Value Fund, Inc., an investment company registered under the Investment Company Act of 1940, has the right to receive dividends with respect to, and proceeds from the sale of, such shares. Third Avenue Management LLC has sole voting and dispositive power over such shares.

(3)
Based on a Schedule 13G, filed as of December 30, 2005 with the SEC by Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as investment adviser, is the owner of record of 248,790 shares of Carver’s common stock. Wellington Management’s clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to a Schedule 13G, filed as of August 31, 2005 with the SEC by Bay Pond Partners, L.P., Bay Pond Partners, L.P. is attributed with the ownership of 139,700 shares of Carver’s common stock reported to be owned by Wellington Management Company, LLP.

(4)
Based on a Schedule 13G, filed as of December 31, 2005 with the SEC jointly by Koch Asset Management, L.L.C. (“KAM”) and Donald Leigh Koch, the sole Managing Member of KAM. KAM is a registered investment adviser which furnishes investment advice to individual clients by exercising trading authority over securities held in accounts on behalf of such clients (collectively, the "Managed Portfolios"). In its role as an investment adviser to its clients, KAM has sole dispositive power over the Managed Portfolios and may be deemed to be the beneficial owner of shares of Common Stock held by such Managed Portfolios, and Mr. Koch may be deemed to have the power to exercise any dispositive power that KAM may have with respect to the Common Stock held by the Managed Portfolios. However, KAM does not have the right to vote or to receive dividends from, or proceeds from the sale of, the Common Stock held in such Managed Portfolios and disclaims any ownership associated with such rights. Mr. Koch, individually, and Mr. Koch and his spouse, jointly, own and hold voting power with respect to Managed Portfolios containing approximately 59,000 shares of Common Stock, or an aggregate of approximately 2.36% of the total number of outstanding shares of Common Stock (the “Koch Shares”). Other than with respect to the Koch Shares, all shares reported in the Schedule 13G have been acquired by KAM, and Mr. Koch disclaims beneficial ownership, voting rights, rights to dividends, or rights to sale proceeds associated with such shares.

(5)	Based on a Schedule 13G filed as of January 13, 2003 by RASARA Strategies, Inc.

(6)	Includes 151,358 vested options to purchase shares of Common Stock. See “-Security Ownership of Management.”

Security Ownership of Management

The following table sets forth information about the shares of Voting Stock beneficially owned by each nominee, each Continuing Director (as defined herein), each Named Executive Officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of June 15, 2006. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated.

Name	Title	Amount and Nature of Beneficial Ownership of Common Stock (1) (2)(3)	Percent of Common Stock Outstanding (4)
Deborah C. Wright (5)	Chairman and Chief Executive Officer	181,080	7.24%
Samuel J. Daniel	Director	—	—
Carol Baldwin-Moody	Director	4,273	*
David L. Hinds	Director	10,094	*
Robert Holland, Jr.	Director	18,547	*
Pazel G. Jackson, Jr.	Director	2,391	*
Edward B. Ruggiero	Director	8,266	*
Robert R. Tarter	Director	—	—
Strauss Zelnick (6)	Director	13,011	*
William C. Gray	Senior Vice President and Chief Financial Officer	18,748	*
David A. Hargraves	Senior Vice President Chief of Retail	1,116	*
James H. Bason	Senior Vice President and Chief Lending Officer	5,102	*
Margaret Roberts	Senior Vice President and Chief Human Resources Officer	15,843	*
All directors and executive officers as a group (7)		283,164	11.32%

           * Less than 1% of outstanding Common Stock.

(1)
Includes 151,358, 1,000, 3,986, 1,000, 2,821, 600, 5,666, 10,999, 3,624, 6,763 and 629 shares which may be acquired by Ms. Wright, Mr. Hinds, Mr. Holland, Mr. Jackson, Mr. Zelnick, Ms. Baldwin-Moody, Mr. Ruggiero, Mr. Gray, Mr. Bason, Ms. Roberts, and Mr. Hargraves, respectively, pursuant to options granted under the Option Plan (as defined herein) which such person has the right to acquire within 60 days after June 15, 2006 by the exercise of stock options. All stock options granted in fiscal 2004 and 2005 in this table are exercisable as to one-third of the options on the first anniversary of the date of grant, another one-third on the second anniversary of the date of grant, and the remaining one-third on the third anniversary of the date of grant. For grants to officers in fiscal 2006, the Compensation Committee approved management’s recommendation to use a five-year performance-accelerated vesting schedule with return on assets as the performance measure. Ten percent of the awarded shares vest in each of the first four years and the remainder in the fifth year. The vesting period can be accelerated in years three and four if the Bank meets or exceeds the three-year average ROA for its peer group.

(2)
Excludes 5,723, 400, 400, 1,253, 1,154, 1,119, 2,055 shares of restricted stock granted to Ms. Wright, Ms. Baldwin-Moody, Mr. Ruggiero, Mr. Gray, Mr. Bason, Ms. Roberts and Mr. Hargraves, respectively, pursuant to the MRP which will have not vested within 60 days after June 15, 2006 and with respect to which such individuals have neither voting nor dispositive power.

(3)
Includes 19,038 shares in the aggregate held by the ESOP Trust that have been allocated as of December 31, 2005 to the individual accounts of executive officers under the ESOP and as to which an executive officer has sole voting power for the shares allocated to such person’s account, but no dispositive power, except in limited circumstances. Also includes 203 unallocated shares held by the ESOP Trust as of January 1, 2006 as to which the Board shares voting and dispositive power. Each member of the Board disclaims beneficial ownership of the shares held in the ESOP Trust.

(4)
Percentages with respect to each person or group of persons have been calculated on the basis of 2,502,247 shares of Common Stock, the total number of shares of Common Stock outstanding as of June 15, 2006 plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after June 15, 2006 by the exercise of stock options.

(5)
On June 1, 1999, Ms. Wright was awarded 30,000 options to purchase shares of Common Stock at a price per share of $8.125 under the Option Plan, on June 1, 2000, Ms. Wright was awarded 30,000 options to purchase shares of Common Stock at a price per share of $8.21 under the Option Plan, on August 22, 2001, Ms. Wright was awarded 30,000 options to purchase shares of Common Stock at a price per share of $9.93 under the Option Plan, on June 12, 2002, Ms. Wright was awarded options to purchase 30,000 shares of Common Stock at a price per share of $12.06, and on June 24, 2003, Ms. Wright was awarded options to purchase 20,000 shares of Common Stock at a price per share of $16.41, all of which have vested as of the date of this proxy statement. On June 24, 2004, Ms. Wright was awarded options to purchase 15,000 shares of Common Stock at a price per share of $19.63, 10,000 of which is vested as of June 24, 2006 and 5,000 will vest June 24, 2007. On June 9, 2005, Ms. Wright was awarded options to purchase 13,581 shares of Common Stock at a price per share of $17.13, which vest pursuant to the five-year performance accelerated vesting schedule. On June 1, 1999, Ms. Wright was awarded 7,500 shares of restricted stock under the MRP, all of which have vested as of the date of this proxy statement; on September 18, 2001 Ms. Wright was awarded 1,817 shares of restricted stock under the MRP that immediately vested; on June 12, 2002 Ms. Wright was awarded 2,902 shares of restricted stock under the all of which has vested as the date of this proxy statement; on June 24, 2003 Ms. Wright was awarded 2,500 shares of restricted stock under the MRP, all of which has vested as of the date of this proxy statement; on June 24, 2004 Ms. Wright was awarded 2,500 shares of restricted stock under the MRP, which vests in equal installments on each of June 24, 2005, 2006 and 2007; and on June 9, 2005 Ms. Wright was awarded 5,432 shares of restricted stock under the MRP, which vests pursuant to the five-year performance accelerated vesting schedule.

(6)	Shared voting and dispositive power with spouse.

(7)
Includes 193,139 shares that may be acquired by executive officers and directors pursuant to options granted under the Option Plan. Excludes the 12,374 unvested shares of restricted stock awarded to the executive officers and directors under the MRP with respect to which such executive officers and directors have neither voting nor dispositive power.

Executive Officers and Key Managers of Carver and Carver Federal

Biographical information for Carver’s executive officers and key managers who are not directors is set forth below. Such executive officers and key managers are officers and managers of Carver and Carver Federal. The information is provided as of June 15, 2006.

Executive Officers

William Gray, 51, is Senior Vice President and Chief Financial Officer. He joined Carver in February 2002. Mr. Gray had been employed by Dime Savings Bank since 1992, most recently serving as Vice President/Director of Business Unit Planning and Support in the Corporate Controller’s Department where he was responsible for identifying and evaluating strategic initiatives for several businesses. Prior to that, he held positions at Dime Savings Bank, State Savings, F.A. and Richmond Hill Savings Bank. He earned a B.A. in Accounting at Adelphi University.

James Bason, 51, is Senior Vice President and Chief Lending Officer. He joined Carver in March 2003. Previously Mr. Bason was Vice President and Real Estate Loan Officer at The Bank of New York where he had been employed since 1991 when The Bank of New York acquired Barclays Bank (where he had been employed since 1986). At The Bank of New York he was responsible for developing and maintaining relationships with developers, builders, real estate investors and brokers to provide construction and permanent real estate financing. At Barclays, Mr. Bason began his career in residential lending and eventually became the bank’s CRA officer. Mr. Bason earned a B.S. in Business Administration from the State University of New York at Oswego.

Frank J. Deaton, 37, has served as Senior Vice President of Operations since January 2005, and formerly served as Chief Auditor since May 2001. Mr. Deaton was previously Vice President and Risk Review Manager with Key Bank in Cleveland, Ohio, where he was responsible for developing the scope and overseeing completion of credit, operational and regulatory compliance audits for a variety of business units.

Margaret D. Roberts (formerly Margaret D. Peterson), 55, is Senior Vice President and Chief Human Resources Officer. Ms. Roberts joined Carver in November 1999 as Senior Vice President and Chief Administrative Officer from Deutsche Bank where she had served as a Compensation Planning Consultant in Corporate Human Resources. Prior to that, Ms. Roberts was a Vice President and Senior Human Resources Generalist for Citibank Global Asset Management. Ms. Roberts also has 10 years of systems and technology experience from various positions held at JP Morgan and Chase Manhattan Bank. Ms. Roberts serves on the Board of Friends of the Columbia University Double Discovery Center. She earned a B.P.S. degree from Pace University, an M.B.A. from Columbia University as a Citicorp Fellow, and has been designated a Certified Compensation Professional by the WorldatWork Association and a Senior Professional in Human Resources by the Human Resource Certification Institute.

Carmelo Felix, 57, is Senior Vice President and Director of Audit and Compliance. Mr. Felix was formerly Carver’s Chief Auditor. Mr. Felix joined Carver in January 2005. He was previously Deputy General Manager at Korea Exchange Bank’s Regional Headquarters for the Americas where he was responsible for the administration of the bank’s Internal Audit Department in the Western Hemisphere. Mr. Felix earned a B.A. in Accounting from Pace University.

Key Managers

Roy Swan, 42, is Senior Vice President, Chief of Staff and Corporate Secretary. He joined Carver in May 2005 from Time Warner Inc., where he had been Vice President, Finance & Administration since March 2003. From March 1999 to March 2003, Mr. Swan was a Principal and Vice President in Mergers & Acquisitions at Hambrecht & Quist and successor firm J.P. Morgan Securities. Prior to that, Mr. Swan held positions at other investment banks including Salomon Brothers and The First Boston Corporation, and at the law firm of Skadden, Arps, Slate, Meagher & Flom. From May 1996 to April 1998, Mr. Swan was Chief Investment Officer of the Upper Manhattan Empowerment Zone Corporation, where Ms. Wright was President and CEO. Mr. Swan serves on the boards of The Dalton School, the Resurrection Episcopal Day School, and the Partnership for After School Education. He earned an A.B. from Princeton University and a J.D. from Stanford Law School. Mr. Swan was mistakenly identified as an Executive Officer in Carver’s Form 10-K filed with the SEC on June 29, 2006.

Evan Jalazo, 42, is Vice President and Controller. He joined Carver in April 2002. Prior to joining Carver, he was Vice President of Financial Accounting at Cantor Fitzgerald Securities where he was responsible for global accounts receivable, compensation and partnership accounting. Prior to that, Mr. Jalazo was a Vice President and financial officer at Dime Savings Bank. Mr. Jalazo earned a B.A. in Accounting from Hofstra University.

_________________________

PROPOSAL ONE

ELECTION OF DIRECTORS
_________________________

General

The Certificate of Incorporation of Carver provides that Carver’s Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

Carver’s Board of Directors has the discretion to fix the number of directors by resolution and has so fixed this number at nine. The terms of three directors expire at the Annual Meeting. Directors Dr. Samuel J. Daniel, Robert Holland, Jr. and Robert R. Tarter, whose terms are expiring, have been nominated by the Board of Directors to be re-elected at the Annual Meeting to serve for a term of three years and until their respective successors are elected and qualified.

Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

Information Regarding Nominees and Continuing Directors

The following table sets forth certain information with respect to the nominees for election as a director and each director whose term does not expire at the Annual Meeting (“Continuing Director”). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by directors and the nominees, see “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management.”

Name	Age (1)	End of Term	Position Held with Carver and Carver Federal	Director Since
Nominees for Three-Year Term Expiring in 2009
Dr. Samuel J. Daniel	55	2006	Director	2006
Robert Holland, Jr.	66	2006	Director	2000
Robert R. Tarter	57	2006	Director	2006

Continuing Directors

David L. Hinds	59	2007	Director	2000
Pazel G. Jackson, Jr.	74	2007	Director	1997
Deborah C. Wright	48	2007	Chairman and Chief Executive Officer	1999

Carol Baldwin Moody	49	2008	Director	2003
Edward B. Ruggiero	53	2008	Director	2003
Strauss Zelnick	48	2008	Director	2000

(1)	As of June 15, 2006.

Our Directors’ Backgrounds

The principal occupation and business experience of the nominees for election as director and each Continuing Director is set forth below.

Nominees for Election as Director

The Nominating/Corporate Governance Committee of the Board of Directors recommended the following individuals be elected as Director:

Dr. Samuel J. Daniel is President and CEO of North General Hospital, a position he assumed in April 2001. From 1998 to 2001, Dr. Daniel was the Medical Director and Director of Medicine at North General Hospital. From 1994 to 1999, Dr. Daniel was the Program Director of the North General Hospital Internal Medicine Residency Program and the Hospital’s Chief of Gastroenterology. Dr. Daniel also holds the academic position of Associate Clinical Professor at Mount Sinai School of Medicine. Dr. Daniel is a Diplomate of the American Board of Internal Medicine and Gastroenterology and has various board memberships and affiliations with a number of distinguished medical and civic organizations.

Robert Holland, Jr. is a General Partner of Williams Capital Partners, a position he assumed in 2003. Formerly, he was Chairman and Chief Executive Officer of Workplace Integrators, a Southeast Michigan company he acquired in June 1997 and built into one of the largest Steelcase Office Furniture dealerships in the United States. He divested this business in April 2001. Mr. Holland was formerly President and Chief Executive Officer of Ben & Jerry’s, Chairman and Chief Executive Officer of Rokher-J, Inc., a New York-based holding company that participates in business development projects and provides strategy development assistance to senior management of major corporations, and a partner with the consulting firm McKinsey & Company. Mr. Holland is a member of the Boards of Lexmark International, Inc., YUM Brands, Inc., Neptune Orient Lines and the Harlem Junior Tennis Program. Mr. Holland is Vice Chairman of the Board of Trustees of Spelman College and is a member of the Executive Board of the Harvard Journal of African-American Public Policy.

Robert R. Tarter is an Executive Vice President of the State Street Corporation, which he joined in 1994. Mr. Tarter has held several executive level positions during his tenure with State Street. He is currently the head of Institutional Investor Services with responsibility for State Street’s U.S. investment servicing business for institutional clients. In February 2006, Mr. Tarter became responsible for State Street’s investment servicing business in Canada and for the U.S. benefits payments business. Before joining State Street Corporation, Mr. Tarter spent more than 20 years with Bankers Trust. Mr. Tarter is Chairman of the board of the Central New England Chapter of INROADS, a board member of the Partnership, Inc., a board member of CitiStreet, LLC, and a member of the Executive Leadership Council.

The Board of Directors Recommends a Vote
FOR Each Nominee for Election as Director.

Please Mark Your Vote on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Internet or Telephone.

Continuing Directors

Carol Baldwin Moody is Senior Vice President and Chief Compliance Officer of Nationwide Insurance, a position she assumed in November 2005. Previously she was Chief Compliance Officer at institutional investment firm TIAA-CREF since February 2004. She was formerly the Managing Director of TWC/Latin America Partners, LLC, a position she assumed in April 2000. Prior to that, she was the Head of Compliance/Global Relationship Banking at Citibank where she was responsible for assisting the business in its responsibilities to comply with all applicable laws, regulations, corporate policies and standards in over 90 countries. From 1988 to 1994, she held several senior legal positions at Citibank. She is a member of the Brister Society of the University of Pennsylvania. Ms. Baldwin Moody holds a B.S.E. from the Wharton School of the University of Pennsylvania and a J.D. from Columbia University.

David L. Hinds is a retired Managing Director of Deutsche Bank. During his extensive career at Deutsche Bank and Bankers Trust, Mr. Hinds led several operating divisions, a start-up technology division and a global marketing and sales organization. Most recently, he was Managing Director/Partner for Deutsche Bank’s Global Cash Management and Trade Finance Division, where he had profit and loss responsibility for all business activities, including global sales, operations, product management, credit and technology. He is a board member of SBLI Mutual Life Insurance Company, a member of Sovereign Bank’s New York Advisory Board, past President of the Executive Leadership Council and Co-Founder of the Urban Bankers Coalition.

Pazel G. Jackson retired as Senior Vice President of JPMorganChase in 2000. During his 37 year career in banking at JPMorganChase, Chase Manhattan Bank, Chemical Bank and the Bowery Savings Bank, Mr. Jackson held several senior management positions. Most recently, from January 1995 to 2000, Mr. Jackson was responsible for emerging mortgage market development throughout the United States for JPMorganChase. His prior positions included Senior Credit Officer of Chemical Mortgage Company, Business Manager of Chemical Bank Mortgage Division and Chief Lending Officer of Bowery Savings Bank. Mr. Jackson is a licensed Professional Engineer with more than 16 years experience in design and construction. Mr. Jackson earned B.C.E. and M.C.E. degrees from the City College of New York and an M.B.A. degree from Columbia University.

Edward B. Ruggiero is Vice President, Corporate Finance at Time Warner Inc., where he is responsible for the planning and management of Time Warner’s overall capital structure and financial risk position. Mr. Ruggiero joined Time Warner in 1996. Prior to that, he was Executive Vice President-Corporate Finance and Strategy for Dime Savings Bank of New York, FSB. During his 14 years with Dime, he served in various management positions, including Controller, Chief Planning and Compliance Officer and Chief Operating Officer of its mortgage banking subsidiary. Mr. Ruggiero holds a B.S. from St. John’s University.

Deborah C. Wright is Chairman and Chief Executive Officer of Carver and Carver Federal. The Board of Directors elected her to the Chairman post in February 2005. Ms. Wright joined Carver as President & CEO on June 1, 1999. Prior to joining Carver in June 1999, Ms. Wright was President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation, a position she had held from May 1996. She previously served as Commissioner of the Department of Housing Preservation and Development under Mayor Rudolph W. Giuliani from January 1994 through March 1996. Prior to that appointment, Mayor David N. Dinkins appointed Ms. Wright to the New York City Housing Authority Board, which managed 189,000 public housing units. Ms. Wright serves on the boards of Kraft Foods Inc., Time Warner Inc., the Children’s Defense Fund and the Partnership for New York City. She is a member of the Board of Overseers of Harvard University and a member of the Board of Managers of the Memorial Sloan-Kettering Cancer Center. Ms. Wright earned A.B., J.D. and M.B.A. degrees from Harvard University.

Strauss Zelnick is the founder of ZelnickMedia LLC, an investment and advisory firm specializing in media and entertainment. From 1998 to 2000, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment unit of Bertelsmann A.G., where he managed one of the world’s largest music and entertainment companies, one of the leading music publishing companies and the world’s largest record club. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, Mr. Zelnick spent four years as President and Chief Operating Officer of 20th Century Fox, where he managed all aspects of Fox Inc.'s worldwide motion picture production and distribution business. Mr. Zelnick also served as Vice President, International Television, for Columbia Pictures. Mr. Zelnick currently serves as chairman of the boards of directors of Direct Holdings Worldwide (Time Life), CME, and OTX. He represents Zelnick Media on the boards of UGO Networks and Naylor Publications. He also serves as an independent director of Reed Elsevier and Blockbuster Inc. Mr. Zelnick holds an M.B.A. and a J.D. from Harvard University and a B.A. from Wesleyan University.

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CORPORATE GOVERNANCE
_____________________________

General

The Board of Directors of the Company is committed to strong and effective corporate governance measures. The Board has developed, and continues to review, policies and practices covering the operation of the Board and its committees, including their composition and responsibilities, the conduct of Board meetings and the structure and role of the Board’s committees and related matters, including those discussed below and throughout this proxy statement. Among these measures are the following:

Independence. Under the Company’s Bylaws, at least three members of the Board must be independent under the criteria set forth in the Bylaws and, as a company listed on the American Stock Exchange (“AMEX”), a majority of the Company’s Board must be independent under the criteria set forth in the AMEX rules. In addition, pursuant to AMEX rules the respective committee’s charter requires that all members of the Nominating/Corporate Governance, Compensation and Finance and Audit Committees must be independent.

Director Terms. Directors serve for three-year terms. See “Proposal One—Election of Directors—General.”

Executive Sessions. The Board of Directors holds executive sessions for non-employee directors only at which management is not present. These sessions are presided over by Robert Holland, Jr., the presiding independent director. In addition, the Finance and Audit Committee regularly holds executive sessions at which management is not present, including executive sessions with the Company’s independent auditors and internal auditors. Each director also has access to any member of management and the Company’s independent auditors.

Outside Advisors. The Board and its committees may retain outside advisors and consultants as they, in their discretion, deem appropriate.

Board Self-Evaluation. The Nominating/Corporate Governance Committee, among other things, reviews the Company’s and the Board’s governance profile. In addition, the Board and/or its committees regularly review their role and responsibilities, composition and governance practices.

Corporate Governance Principles

The Board of Directors adopted Corporate Governance Principles during the fiscal year ended March 31, 2004. From time to time the Board anticipates that it will revise the Corporate Governance Principles in response to changing regulatory requirements, evolving best practices and the concerns of the Company’s stockholders and other constituents. The Corporate Governance Principles are published on the Company’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage.

Director Independence Determination

The Board of Directors has determined that each of its non-management directors is independent according to the Board’s independence standards as set out in its Bylaws, Corporate Governance Principles, applicable rules of the SEC and the listing standards of AMEX. They are Carol Baldwin Moody, Dr. Samuel J. Daniel, David L. Hinds, Robert Holland, Jr., Pazel G. Jackson, Jr., Edward B. Ruggiero, Robert R. Tarter, and Strauss Zelnick. Deborah C. Wright was determined not to be independent because she is currently an executive officer of the Company.

Communications with Board of Directors

The Board of Directors welcomes communications from stockholders. Interested parties may contact the Board of Directors at the following address:

Board of Directors
c/o Secretary
Carver Bancorp, Inc.
75 West 125th Street
New York, NY 10027

Communications may also be sent to individual directors at the above address.

The Company’s Secretary has the responsibility to collect mail for directors, forward correspondence directed to an individual director to that director in a timely manner, and to screen correspondence directed to multiple directors or to the full Board in order to forward it to the most appropriate committee chairperson or the full Board given the nature of the correspondence. Communications to the Board or any individual director that relate to the Company’s accounting, internal accounting controls or auditing matters will also be referred to the chairman of the Finance and Audit Committee. Other communications will be referred to the appropriate committee chairperson.

Financial Expert, Audit Committee Independence and Financial Sophistication

The Board of Directors has determined that Edward B. Ruggiero qualifies as an “audit committee financial expert” and is financially sophisticated, and that each member of the Finance and Audit Committee is independent within the meaning of applicable SEC rules and the listing standards of AMEX.

Director Selection Process

The Company’s Nominating/Corporate Governance Committee is charged with the responsibilities described under “Board and Committee Meetings—Nominating/Corporate Governance Committee” and required by AMEX listing standards.

Among the Nominating/Corporate Governance Committee’s responsibilities is to identify and recommend to the Board candidates for election as directors. The committee considers candidates suggested by its members, other directors and stockholders as necessary in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee is also authorized, at the expense of the Company, to retain search firms to identify candidates, as well as external legal, accounting or other advisors. The committee will provide guidance to search firms it retains about the particular qualifications the Board is then seeking. No search firms or other advisors were retained by the committee in fiscal 2006.

All director candidates, including stockholder nominees, are evaluated on the same basis. In determining the needs of the Board and the Company, the Nominating/Corporate Governance Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer (“CEO”) and, where appropriate, external advisors. Generally the committee believes that all directors should exemplify the highest standards of personal and professional integrity, should have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director, and will assume the responsibility of challenging management through their active and constructive participation and questioning in meetings of the Board and its various committees, as well as in less formal contacts with management.

Director candidates, other than sitting directors, are interviewed by members of the committee and by other directors and the CEO, and the results of those interviews are considered by the committee in its deliberations. The Nominating/Corporate Governance Committee also reviews sitting directors whose terms are nearing expiration, but who may be nominated for re-election, in light of the above considerations and their past contributions to the Board.

The Nominating/Corporate Governance Committee will evaluate director nominations by stockholders that are submitted in accordance with the procedural and informational requirements set forth in the Company’s Bylaws and described in this proxy statement under “Additional Information—Notice of Business to be Conducted at Annual Meeting.”

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the Company’s directors and employees and sets forth important Company policies and procedures in conducting the Company’s business in a legal, ethical and responsible manner. The Company has also adopted a Code of Ethics for Senior Financial Officers, which applies to the Company’s chief executive officer, chief financial officer, controller and other persons performing similar functions, that supplements the Code of Ethics by providing more specific requirements and guidance on certain topics. Each of the Code of Ethics and Code of Ethics for Senior Financial Officers, including future amendments, is available free of charge on our website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (718) 230-2900. The Company intends to post on its website any waiver under the codes granted to any of its directors or executive officers.

Website Access to Governance Documents

The Company’s Corporate Governance Principles and the charters for the Finance and Audit, Compensation and Nominating/Corporate Governance Committees are available free of charge on our website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (718) 230-2900.

Board and Committee Meetings

The Board of Directors of Carver holds regularly scheduled meetings during the fiscal year to review significant developments affecting Carver and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. During fiscal 2006, the Board met eight times. No incumbent director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal 2006 and the total number of meetings held by committees on which he or she served during such fiscal year.

Carver’s Corporate Governance Principles encourage directors to attend the Company’s annual meeting of stockholders and all Board meetings and meetings of committees of the Board on which they serve. From time to time unforeseen circumstances may arise causing a director’s absence from such meetings, and one of the Company’s directors was unable to attend last fiscal year’s annual meeting of stockholders for personal reasons.

Carver’s Bylaws require that the Company have an executive, finance and audit, nominating/corporate governance, compensation and asset/liability and interest rate risk committee. The Board has adopted a charter for each of the Nominating/Corporate Governance Committee, the Compensation Committee and the Finance and Audit Committee, each of which may be amended from time to time. The nature and composition of each of the standing committees of the Company are described below.

Executive Committee. Pursuant to Carver’s Bylaws, the Executive Committee is authorized to act as appropriate between meetings of the Board. The members of this committee are Directors Deborah C. Wright (Chairman), David L. Hinds, Robert Holland, Jr. and Pazel G. Jackson, Jr. The Executive Committee met seven times during fiscal 2006.

Nominating/Corporate Governance Committee. As of June 2006, the Nominating/Corporate Governance Committee consists of Directors Pazel G. Jackson, Jr. (Chairman), Edward B. Ruggiero, and Strauss Zelnick. Robert Holland, Jr. was a member of the committee until December 2005. Dr. Samuel J. Daniel and Robert R. Tarter have been assigned to the committee, effective immediately following the annual meeting of stockholders. All members of the committee have been determined to be independent directors. The Nominating/Corporate Governance Committee’s functions include advising the Board on matters of corporate governance and considering qualifications of prospective Board member candidates, including conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board, reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities, considering nominees recommended by stockholders who comply with procedures set forth in the Company’s Bylaws and determining whether any prospective member of the Board has any conflicts of interest which may impair the individual’s suitability for such service. The committee has the responsibility to monitor current members of the Board pursuant to the same guidelines used to select candidates. The Nominating/Corporate Governance Committee is also responsible for identifying best practices and developing and recommending to the Board a set of corporate governance principles applicable to Carver and for periodically reviewing such principles.

The committee met three times during fiscal 2006. The Nominating/Corporate Governance Committee also met on July 7, 2006 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating/Corporate Governance Committee and approved by the Board will be voted upon at the Annual Meeting. For a description of the proper procedure for stockholder nominations, see “Additional Information—Notice of Business to be Conducted at Annual Meeting” in this proxy statement.

Compensation Committee. The Compensation Committee consists of Directors Strauss Zelnick (Chairman), Carol Baldwin Moody, Robert Holland, Jr., and Robert R. Tarter. Edward B. Ruggiero was a member of the Compensation Committee until his resignation from the committee in May 2005. All members have been determined to be independent directors. The Compensation Committee evaluates the performance of the Company’s CEO and approves her compensation in consultation with the non-management members of the Board of Directors and, based on recommendations from management, reviews and approves senior management’s compensation and approves compensation guidelines for all other officers. The Compensation Committee administers the Company’s management recognition, incentive compensation and stock option plans and, in consultation with senior management, reviews and approves compensation policies. The Compensation Committee met two times during fiscal 2006.

Finance and Audit Committee. The Finance and Audit Committee of Carver consists of Directors David L. Hinds (Chairman), Carol Baldwin Moody, Pazel G. Jackson, Jr. and Edward B. Ruggiero. All members have been determined to be independent directors. The Finance and Audit Committee’s primary duties and responsibilities are to:

•	monitor the integrity of Carver’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	manage the independence and performance of Carver’s independent public auditors and internal auditing function;

•	monitor the process for adhering to laws, regulations, the Company’s Code of Ethics and the Code of Ethics for Senior Financial Officers; and

•	provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

Other specific duties and responsibilities include reviewing Carver’s disclosure controls and procedures, internal controls, Carver’s periodic filings with the SEC and earnings releases; producing the required audit committee annual report for inclusion in Carver’s proxy statement; and overseeing complaints concerning financial matters. The report of the Finance and Audit Committee is contained on page [33]. The Finance and Audit Committee met ten times during fiscal 2006, including meetings to review the Company’s annual and quarterly financial results prior to their public issuance.

Asset/Liability and Interest Rate Risk Committee. The Asset/Liability and Interest Rate Risk Committee consists of Directors Pazel G. Jackson, Jr. (Chairman), Dr. Samuel J. Daniel, David L. Hinds, Robert Holland, Jr. and Deborah C. Wright. The Asset/Liability and Interest Rate Risk Committee monitors activities related to asset/liability management and interest rate risk, including the approval or ratification of mortgage loans and the establishment of guidelines related to risk, purchase or sale of loans and investments, and management of interest rate, credit and liquidity risk against objectives and risk limitations set forth in Carver Federal’s policies. The committee met twelve times during fiscal 2006.

Transactions with Certain Related Persons

Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business and are not made with more favorable terms nor do they involve more than the normal risk of collectibility or present unfavorable features. Furthermore, loans above the greater of $25,000, or 5% of Carver Federal’s capital and surplus (up to $500,000), to Carver Federal’s directors and executive officers must be approved in advance by a disinterested majority of Carver Federal’s Board of Directors. As of the date of this proxy statement, neither Carver nor Carver Federal had made any loans or extensions of credit to executive officers or directors.

Stock Ownership

Carver encourages its officers and directors to own stock in Carver, and a portion of the compensation of its officers and directors is stock-based, as described below under “Compensation of Directors and Executive Officers.” The Company’s Corporate Governance Principles encourage directors to hold a meaningful number of shares in the Company, and, so long as they remain on the Board of Directors, Board members are expected to retain a majority of the shares of Company common stock purchased in the open market or received pursuant to their service as Board members. Information regarding stock ownership of Carver’s directors and executive officers is set forth under “Security Ownership of Certain Beneficial Owners and Management.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Carver’s directors and executive officers, and persons who own more than ten percent of a registered class of Carver’s equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that, during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent stockholders of the Company were complied with, except that Carver was late in its filing of Form 3, Initial Statement of Beneficial Ownership of Securities, on behalf of Directors Daniel and Tarter; and Form 4, Statement of changes of Beneficial Ownership of Securities, on behalf of Director Jackson. The Form 3 should have been filed for each Director within 10 days of their appointment to the Board of Directors. Forms have been filed for all Directors as of the date hereof and neither Director Daniel nor Director Tarter beneficially owns any shares of Carver’s common stock.

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COMPENSATION OF DIRECTORS
AND EXECUTIVE OFFICERS
____________________________________

Compensation Committee Report on Executive Compensation

This report is furnished by Carver’s Compensation Committee of the Board of Directors as required by the rules of the SEC under the Exchange Act. The report of the Compensation Committee and the Performance Graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that Carver specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under the Securities Act or the Exchange Act.

The Compensation Committee is responsible for establishing the policies that govern employee compensation and stock ownership programs. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of Carver’s executive officers, including the compensation of the CEO of Carver and Carver Federal. The overall compensation structure of Carver is aimed at establishing a total compensation package that provides incentives and rewards strong Carver and individual performance. Benefit plans, consisting of a 401(k) Plan, ESOP and group insurance coverage, are designed to provide for the health and welfare of employees, including executive officers, and their families, as well as for their long-term financial and retirement needs.

The Compensation Committee reviews and updates Carver’s compensation program on an ongoing basis and utilizes the services of a nationally recognized compensation consultant to review Carver’s executive pay practices to ensure that executive salaries and equity award levels remain competitive with Carver’s market for executive talent. Recommendations of and rationale by Carver’s CEO are taken into consideration during such review, except that the CEO does not participate in the committee’s decision regarding her own compensation. Levels of total compensation for executive officers and key managers are designed to be competitive with cash compensation levels paid to executives at banking and thrift institutions of comparable size. After review by the Compensation Committee, effective September 2006, base salaries at year end fiscal 2006 were increased 3.3% on average for executive officers, a level deemed appropriate using the above criteria.

Long-term incentives were provided to executive officers in the form of stock option and restricted stock awards under the Option Plan and the MRP. These plans are designed to provide incentives for long-term positive performance of executive officers and to align their financial interests to those of Carver’s stockholders by providing executives the opportunity to participate in the appreciation of Carver’s Common Stock that may occur after the date of grant of such restricted stock awards or options. A vesting schedule for awards provides incentives for executive officers to remain employed by Carver. No stock options will be granted in fiscal year 2007 unless Proposal Three is approved by the required vote of the shareholders as described herein. Assuming shareholders approve Proposal Three, no new awards will be made under the MRP and the Incentive Compensation Plan (“ICP”) as restricted stock awards and options in fiscal year 2007 will be granted as determined by the Committee. In past years, in addition to the Option Plan and MRP, Carver has provided stock benefits to its employees, including its executive officers, through the ESOP. Pursuant to the ESOP, each of Carver’s executive officers who meets the ESOP requirements has an individual account within the ESOP Trust that is invested primarily in employer securities, with the result that a portion of each such executive officer’s long-term retirement savings is tied to the performance of Carver. The ESOP had been a leveraged ESOP but the loan has been repaid. On May 8, 2006, the Compensation Committee voted to discontinue contributions to the ESOP.

Chief Executive Officer. Carver’s CEO, Deborah C. Wright, was hired as of June 1, 1999. The terms of Ms. Wright’s employment and compensation are set forth in employment agreements between Ms. Wright and Carver and Carver Federal. The Compensation Committee recognizes the significant additional efforts required of the CEO in bringing about Carver’s successful operations in fiscal 2006. In June 2006, the Compensation Committee extended her contract for an additional year. For fiscal 2006, Ms. Wright’s yearly salary remained at $310,000. The Compensation Committee increased Ms. Wright’s salary to $319,300, effective September 2006, and awarded Ms. Wright an annual bonus for fiscal 2006 of $151,609 in cash.  It is anticipated that Ms. Wright will receive additional compensation, relating to fiscal 2006, valued at $303,219 through a combination of cash, restricted stock and, if shareholders approve Proposal Three, stock options. The Compensation Committee determined this level of compensation, and will determine the composition thereof, based on a review of Carver and Ms. Wright’s performance for the fiscal year versus objective criteria set by the Compensation Committee in three critical areas: bank operations, strategic initiatives and financial performance, and a report prepared by the nationally recognized compensation consultant regarding competitive levels of CEO compensation.

Compensation Committee of Carver Bancorp, Inc.
Strauss Zelnick (Chairman)
Carol Baldwin Moody
Robert Holland, Jr.
Robert R. Tarter

Performance Graph

Pursuant to the regulations of the SEC, set forth below is a line graph (as prepared by Research Data Group, Inc.) comparing the cumulative total return of the Common Stock of the Company with that of the AMEX and the AMEX Stocks-Savings Institutions index for the period from March 31, 2001 through March 31, 2006.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Directors Strauss Zelnick (Chairman), Carol Baldwin Moody, Robert Holland, Jr, and Robert R. Tarter. During fiscal 2006, there were no interlocks, as defined under the SEC’s rules and regulations, between members of the Compensation Committee or executive officers of the Company, and corporate affiliates of members of the Compensation Committee or otherwise.

Directors’ Compensation

Directors’ Fees.  Carver’s non-employee directors receive $600 for each meeting of Carver’s Board of Directors (or board meetings of subsidiaries) that they attend, except that a non-employee Chairman would receive a fee of $850 per meeting. Fees for Executive Committee meetings are $700 per meeting and $475 for all other committee meetings. In addition, each non-employee director receives a $10,000 annual retainer, except for a non-employee Chairman of the Board who would receive $15,000. Each committee chairman receives an additional retainer of $1,500, except for the chairman of the Finance and Audit Committee who receives $2,500. These annual retainers may be paid on a quarterly basis. Directors who are officers of or are employed by the Company or any of its subsidiaries are not additionally compensated for their Board and committee activities. Directors of Carver also serve as directors of Carver Federal and its subsidiaries, but do not receive additional fees for service as directors of Carver Federal or such subsidiaries for meetings held on the same date. Directors may opt to receive their fees in cash, stock or stock options under the Carver Bancorp, Inc. Compensation Plan for Non-Employee Directors. Such stock options would vest after 6 months.

Option Plan.  See Proposal Three for a description of the 2006 Stock Incentive Plan. Carver maintained the Carver Bancorp, Inc. 1995 Stock Option Plan (the “1995 Option Plan”) for the benefit of its directors and certain key employees. This plan terminated on September 12, 2005. Pursuant to the 1995 Option Plan, an individual who became an outside director following the effective date of the Option Plan received a one-time grant of stock options to purchase 1,000 shares of Common Stock with an exercise price equal to the greater of $10.38 per share or the fair market value of a share of Common Stock on the date of the grant. Options granted under the 1995 Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still a director of Carver or Carver Federal on such date. In February 2001, the stockholders of Carver approved an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 200,000. No grants have been made as of the date of this proxy statement to directors who became directors in fiscal 2006.

Management Recognition Plan. Carver maintains the MRP for the benefit of its directors and certain key employees. Any individual who becomes an outside director following the effective date of the MRP will be given a one-time grant 1,000 shares of restricted stock at the time of becoming a director. Awards granted under the MRP will generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still a director of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. The MRP was amended in September 1997 to permit the Compensation Committee, in its discretion, to grant restricted stock awards with vesting schedules that differ from the MRP’s standard five-year schedule and, in September 2003, the stockholders of Carver approved an amendment to the MRP to increase the number of shares of Common Stock available for issuance under the MRP by 50,000. As of June 30, 2006, there are 18,207 shares pursuant to the MRP available for future grants. No awards have been made as of the date of this proxy statement to directors who became directors in fiscal 2006. If Proposal Three is approved, the MRP will be frozen and no new Awards will be issued. See Proposal Three for a description of the proposed 2006 Stock Incentive Plan, which would authorize grants of restricted stock.

Executive Officer Compensation

Summary Compensation Table

The following table sets forth cash and noncash compensation for fiscal 2006 and the two previous fiscal years awarded to or earned for services rendered in all capacities by Carver’s CEO and by each of the four most highly compensated executive officers of Carver whose total annual salary and bonus in fiscal 2006 was at least $100,000 who were serving as executive officers at the end of fiscal 2006 (“Named Executive Officers”).

Summary Compensation Table
Long Term Compensation
	Annual Compensation				Awards		Payouts
(A) Name and Principal Positions	(B) Fiscal Year	(C) Salary ($)	(D) Bonus ($)	(E) Other Annual Compensation ($) (1)	(F) Restricted Stock Awards ($) (2)(3)	(G) Securities Underlying Options/SARS (#)(4)(5)	(H) LTIP Payouts ($)	(I) All Other Compensation ($) (6)

Deborah C. Wright Chairman and Chief Executive Officer	2006 2005 2004	310,935 317,692 293,654	151,609 130,587 130,500	— — —	92,344 49,125 40,950	13,581 15,000 20,000	— — —	28,652 22,346 24,967
William Gray Senior Vice President and Chief Financial Officer	2006 2005 2004	166,412 166,711 153,689	43,669 33,117 32,000	— — —	17,357 19,650 23,751	2,551 3,500 2,900	— —	19,823 14,054 16,042
David A. Hargraves(7) Senior Vice President and Chief of Retail	2006 2005	167,509 73,231	14,883 79,100	— —	26,214 19,700	1,285 —	— —	— —
James Bason Senior Vice President and Chief Lending Officer	2006 2005 2004	145,823 142,154 134,481	37,936 24,160 20,000	— — —	18,632 9,825 —	913 1,000 —	— — —	11,313 8,263 —
Margaret Roberts Senior Vice President and Chief Human Resources Officer	2006 2005 2004	133,714 133,596 129,615	26,423 23,549 22,500	— — —	17,969 9,825 9,353	881 1,250 1,142	— —	15,952 13,329 22,542
______________________

(1)	Does not include perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(2)
Dollar amounts shown in this column equal to the number of shares of restricted stock awarded multiplied by the closing price of the Common Stock on the date of grant, net of any consideration paid by the executive officer. As of March 31, 2006, the number and value of restricted stock were as follows: 7,933 ($135,336) for Ms. Wright; 2,172 ($37,054) for Mr. Gray; 2,209 ($37,685) for Mr. Hargraves; 1,582 ($26,988) for Ms. Roberts; and 1,430 ($24,395) for Mr. Bason. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated dividends and earnings thereon, if any.

(3)
Restricted stock awards in fiscal 2006 were for performance in fiscal 2005 and reported in fiscal 2006.  Restricted stock awards in fiscal 2005 were for performance in fiscal 2004 and reported in fiscal 2005, and restricted stock awards for fiscal 2004 were for performance in fiscal 2003 and reported in fiscal 2004.

(4)
The following grants of stock options were made on June 9, 2005, all at an exercise price of $17.13, the average of the high and low price per share of common stock on the award date as reported on AMEX: Ms. Wright, 13,581 options; Mr. Gray 2,551 options; Mr. Hargraves, 1,285 options; Ms. Roberts, 881 options; and Mr. Bason, 913 options. All stock options granted in fiscal 2004 and 2005 in this table are exercisable as to one-third of the options on the first anniversary of the date of grant, another one-third on the second anniversary of the date of grant, and the remaining one-third on the third anniversary of the date of grant. For grants in fiscal 2006, the Compensation Committee approved management’s recommendation to use a five-year performance-accelerated vesting schedule with ROA as the performance measure. Ten percent of the awarded shares vest in each of the first four years and the remainder in the fifth year. The vesting period can be accelerated in years three and four if the Bank meets or exceeds the three-year average ROA for its peer group.

(5)
Options granted in fiscal 2006 were for performance in fiscal 2005 and reported in 2006, options granted in fiscal 2005 were for performance in fiscal 2004 and reported in fiscal 2005, and options granted in fiscal 2004 were for performance in fiscal 2003 and reported in fiscal 2004.

(6)
The amounts shown in this column include the Bank’s contributions on behalf of the Named Executive Officer to the 401(k) Plan and the ESOP. Shares allocated under the ESOP in fiscal 2006 to the Named Executive Officers were as follows: Ms. Wright, 682, Mr. Gray, 635, Mr. Bason, 525, and Ms. Roberts, 504 for the plan year ended December 31, 2005. The amount allocated under the ESOP were determined based upon the acquisition cost of shares by the ESOP of $15.40. The amounts shown in this column for fiscal 2006 also include matching contributions under the 401(k) Plan for Ms. Wright in the amount of $10,110, Mr. Gray in the amount of $6,140 and Ms. Roberts in the amount of $4,993. The amounts shown in this column for fiscal 2006 also include the 2% non-elective deferral under the 401(k) Plan for Ms. Wright in the amount of $4,200, Mr. Gray in the amount of $3,909, Mr. Bason in the amount of $3,232, Mr. Hargraves in the amount of $753 and Ms. Roberts in the amount of $3,103. The amounts shown in this column for fiscal 2006 includes premiums paid by Carver on life insurance policies for Ms. Wright during fiscal 2006 in the amount of $3,842.

(7)	Mr. Hargraves commenced employment on October 4, 2004 and his employment terminated on May 31, 2006. He received a $45,000 signing bonus and a $34,100 performance bonus for fiscal 2005.

Employment Agreements

As of June 1, 1999, both Carver and Carver Federal entered into employment agreements to secure the services of Deborah C. Wright as President and CEO. The employment agreement with Carver is intended to set forth the aggregate compensation and benefits payable to Ms. Wright for all services rendered to Carver and any of its subsidiaries, including Carver Federal, and to the extent that payments under Carver’s employment agreement and Carver Federal’s employment agreement are duplicative, payments due under Carver’s employment agreement would be offset by amounts actually paid by Carver Federal for services rendered to it. Both employment agreements provide for an initial term of three years beginning June 1, 1999 and, pursuant to the terms of the employment agreements, each year thereafter have been extended an additional year following a review by the Compensation Committee and the Board of Carver and Carver Federal of Ms. Wright’s performance.

The employment agreements with the President and CEO provided for an initial annual base salary of $235,000 which is reviewed annually by the Board. The Compensation Committee increased Ms. Wright’s salary to $319,300, effective September 2006. Under the agreements, as of June 1, 1999, Ms. Wright received a restricted stock award of 7,500 shares of Common Stock, the grant of an option to purchase 30,000 shares of Common Stock and, effective June 1, 2000, the grant of an option to purchase an additional 30,000 shares of Common Stock, all of which have vested or are exercisable as of the date of this proxy statement. In addition, the employment agreements provide for an annual incentive payment based on the achievement of certain performance goals, future grant of stock awards, a supplemental retirement benefit, additional life insurance protection and participation in the various employee benefit plans maintained by Carver and Carver Federal from time to time. The agreements also provide customary corporate indemnification and errors and omissions insurance coverage throughout the term of the agreements and for six years thereafter.

Carver Federal or Carver may terminate Ms. Wright’s employment at any time for cause as defined in the employment agreements. In the event that Carver or Carver Federal terminates Ms. Wright’s employment for reasons other than for cause, she would be entitled to a severance benefit equal in value to the cash compensation, retirement and other fringe benefits she would have earned had she remained employed for the remaining term of the agreements. The same severance benefits would be available if Ms. Wright resigns during the term of the employment agreements following a loss of title, office or membership on the Board; a material reduction in her duties, functions or responsibilities; involuntary relocation of her principal place of employment by over 30 miles from its location as of June 1, 1999; other material breaches of contract by Carver or Carver Federal that are not cured within 30 days; or, in certain circumstances, a change in control. In the event of a change in control, the remaining term of Ms. Wright’s agreement with Carver at any point in time will be three years unless written notice of non-renewal is given by the Board or Ms. Wright.

A portion of the severance benefits payable to Ms. Wright under her employment agreements in the event of a change in control might constitute “excess parachute payments” under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. In the event that any amounts paid to Ms. Wright following a change of control would constitute “excess parachute payments,” Ms. Wright’s employment agreement with Carver provides that she will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional income and employment taxes imposed as a result of such indemnification of excise taxes. Any excess parachute payments and indemnification amounts paid will not be deductible compensation expenses for Carver or Carver Federal.

Letter Agreements. Carver Federal entered into letter employment agreements with Mr. Gray and Mr. Bason (each an “Executive”). Generally, each letter employment agreement (each, a “Letter Agreement”) provides for “at-will” employment and compensation in the form of base salary, annual discretionary bonus, stock options, restricted stock and, in certain instances, a one-time payment. Under the Letter Agreement, Mr. Gray received stock options to purchase 5,060 shares of common stock, such options vested in three equal annual installments such that the first installment vested at the end of the first year of employment. Mr. Gray was granted 1,013 shares of restricted stock, which vested in three equal installments with the first vesting date occurring at the end of his first year of employment..

Change in Control Arrangements

During fiscal 2004, Carver Federal entered into certain change-in-control agreements. Carver Federal entered into an amendment to Mr. Gray’s Letter Agreement, effective as of May 11, 2004. The amendment applies only if Mr. Gray’s employment is terminated following a change in control which occurs during the employment term. The employment term was from May 11, 2004 through May 11, 2006, and the Compensation Committee voted to recommend that the Board extend the term for a one year period. Carver Federal may terminate Mr. Gray’s employment at any time for cause as defined in his Letter Agreement, as amended. In the event that Carver Federal terminated Mr. Gray’s employment for reasons other than cause, he would be entitled to a change in control benefit equal to (i) continued medical, life, and disability benefits for two years, (ii) a lump sum payment equal to two years’ salary and (iii) an amount equal to two times his highest incentive compensation award. The same severance benefits would be available if Mr. Gray resigns during the term of his Letter Agreement following a loss of title; a material reduction in his duties, functions or responsibilities; involuntary relocation of his principal place of employment so that his commuting distance is more than 50 miles from his address; or other material breaches of contract by Carver Federal that are not cured within 30 days. If any amounts paid to Mr. Gray following a change in control would constitute an “excess parachute payment” under federal tax law, and if the amount by which such parachute payments would have to be reduced to avoid the imposition of the excise tax is less than or equal to the amount of the excise tax without the reduction then the amount payable will be reduced so that there is no excise tax. If payments are reduced, Mr. Gray may choose which payments and benefits will be reduced. If the amount of the parachute payments which would need to be reduced to avoid the excise tax are greater than the amount of the excise tax, then the full amount would be paid. Carver has agreed to make any payments which may not be made by Carver Federal due to specified regulatory restrictions.

Benefit Plans

Pension Plan. The Bank maintains the Carver Federal Savings Bank Retirement Income Plan, a noncontributory, tax-qualified defined benefit plan (the “Pension Plan”). The Pension Plan was amended such that future benefit accrual ceased as of December 31, 2000. Since that date no new participants were eligible to enter into the Pension Plan, and participants as of such date have not been credited with additional years of service or increased compensation.

The following table sets forth the estimated annual benefits that would be payable under the Pension Plan in the form of a single life annuity before reduction for the social security amount upon retirement at the normal retirement date. The amounts are expressed at various levels of compensation and years of service.

	Years of Credited Service
Final Earnings(1)	15	20	25	30	35
$100,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000
150,000	75,000	75,000	75,000	75,000	75,000
200,000(2)	100,000	100,000	100,000	100,000	100,000
250,000(2)	125,000	125,000	125,000	125,000	125,000
300,000(2)	150,000	150,000	150,000	150,000	150,000
350,000(2)	175,000	175,000	175,000	175,000	175,000
400,000(2)	200,000	200,000	200,000	200,000	200,000
_____________

(1)   Final earnings equal the average of the participant’s highest three consecutive calendar years of taxable compensation during the last 10 full calendar years of employment prior to termination, or the average of the participant’s annual compensation over his or her total service, if less.

(2)   Under Section 401(a)(17) of the Code, a participant’s compensation in excess of $200,000 (as adjusted to reflect cost-of- living increases) is disregarded for purposes of determining final earnings. The amounts shown in the table include the supplemental retirement benefits payable to Ms. Wright under her employment agreement to compensate for the limitation on includible compensation.

Participants become 100% vested after five years of service or upon death or termination of the Pension Plan, regardless of the participant’s years of service. As of December 31, 2000, of the Named Executive Officers, only Ms. Wright was a participant in the Pension Plan. For purposes of determining benefits under the Pension Plan, Ms. Wright’s final earnings (as defined) counted under the Pension Plan were $244,813, and her credited service was 1 year and 7 months.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	236,346	$12.99	0

Equity compensation plans not approved by security holders	—	—	—
	______________	______________	______________
Total	236,346	$12.99	0

These awards are under the Option Plan. These plans do not provide for repricing of stock options, which is the cancellation of shares in consideration of the exchange for other stock options to be issued at a lower price, and Carver has not acted to reprice stock options.

Management Recognition Plan. The MRP provides for automatic grants of restricted stock to certain employees as of the date that the MRP became effective (June 1995). In addition, the MRP provides for additional discretionary grants of restricted stock to those employees selected by the committee established to administer the MRP, currently the Compensation Committee. Awards generally vest in three to five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. On November 9, 2004, the Compensation Committee approved management’s recommendation to use a five-year performance-accelerated vesting schedule with ROA as the performance measure. Ten percent of the awarded shares vest in each of the first four years and the remainder in the fifth year. The vesting period can be accelerated in years three and four if the Bank meets or exceeds the three-year average ROA for its peer group. Shares awarded on or after June 9, 2005 vest under the new vesting schedule. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. In each of fiscal 2006, 2005 and 2004, the Compensation Committee awarded 22,213, 8,700 and 11,069 shares of restricted stock, respectively. As of June 30, 2006, there are 18,207 shares available for future grants pursuant to the MRP. If Proposal Three is approved by the shareholders the MRP will be frozen and no new awards will be issued.

Incentive Compensation Plan. The Incentive Compensation Plan (“ICP”) had provided for grants of cash bonuses, restricted stock and stock options to employees selected by the Compensation Committee. The amounts of such awards are automatic and non-discretionary based upon a formula determined by Carver’s performance in comparison to a peer group of thrifts. Awards of restricted stock and stock options generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. If Proposal Three is approved by the shareholders, the ICP will be frozen.

Option Plan. The 1995 Stock Option Plan terminated on September 12, 2005. The 1995 Option Plan provided for automatic option grants to certain employees as of the date that the Option Plan became effective (June 1995). In addition, the Option Plan provided for additional discretionary option grants to those employees selected by the committee established to administer the Option Plan, currently the Compensation Committee, with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in three to five equal annual installments commencing on the first anniversary of the date of the grant, provided the recipient is still an employee of Carver or Carver Federal on such date. On November 9, 2004, the Compensation Committee approved management’s recommendation to use a five-year performance-accelerated vesting schedule with ROA as the performance measure. Ten percent of the option grants vest in each of the first four years and the remainder in the fifth year. The vesting period can be accelerated in years three and four if the Bank meets or exceeds the three-year average ROA for its peer group. Options granted on or after June 9, 2005 vest under the new vesting schedule. Upon death, disability or a change of control, all options previously granted automatically become exercisable.

The following table provides certain information with respect to the options and SARs granted to Named Executive Officers during fiscal 2006.

Option/SAR Grants in Last Fiscal Year
	Individual Grants
Name	Number of Securities Underlying Option/SARS Granted (#)(1)	Percent of Total Options/ SARS Granted To Employees In Fiscal Year (2)	Exercise of Base Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)	10% ($)
Deborah C. Wright	13,581	37.14%	$17.13	6/9/15	146,308	370,772
William Gray	2,551	6.97%	$17.13	6/9/15	27,482	69,644
David Hargraves	1,285	3.51%	$17.13	6/9/15	13,843	35,082
James Bason	913	2.49%	$17.13	6/9/15	9,836	24,926
Margaret Roberts	881	2.40%	$17.13	6/9/15	9,491	24,052

(1)
Options were granted on June 9, 2005 to Ms. Wright, Mr. Gray, Mr. Hargraves, Mr. Bason and Ms. Roberts. Ten percent of the awarded shares vest in each of the first four years and the remainder in the fifth year. The vesting period can be accelerated in years three and four if the Bank meets or exceeds the three-year average ROA for its peer group. None of the options were granted in tandem with any stock appreciation rights.

(2)	The total of stock options granted to employees in fiscal 2006 was 36,562.

The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on March 31, 2006. Also reported is the value for any “in-the-money” options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock which was $17.06 per share.

Fiscal Year End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Securities Underlying Unexercised Options/SARS at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options/SARS at Fiscal Year-End $ (1) Exercisable/Unexercisable
Deborah C. Wright	−	−	151,358/17,223	913,450/0
David Hargraves	−	−	629/2,156	0/0
William Gray	−	−	10,999/3,463	40,522/0
James Bason	−	−	3,624/1,239	12,555/0
Margaret Roberts	−	−	6,763/1,210	28,502/0
_____________
(1) The value of “in-the-money” options represents the difference between the fair market value of the Common Stock of $17.06 per share, based on the closing price reported by the American Stock Exchange as of March 31, 2006, and the applicable exercise price per share of the options.

____________________________________

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS
____________________________________

General

The Finance and Audit Committee of the Board of Directors of Carver has appointed the firm of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2007 and the Board of Directors has determined that it would be desirable to request that stockholders ratify such appointment. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The appointment of KPMG LLP is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders opinions, which the Finance and Audit Committee will take into consideration in future deliberations. Stockholder approval is not required for the appointment of KPMG LLP since the Finance and Audit Committee of the Board of Directors has direct responsibility for selecting auditors.

Auditor Fee Information

KPMG’s fees billed for fiscal 2006 and the fiscal year ended March 31, 2005 were as follows:

$ in thousands	2006	2005
Audit fees (a)	$235.0	$285.5
Tax fees (b)	1.6	71.0
Total	$236.6	$356.5
                                      ______________
(a)
Fees billed for services associated with the annual audit, reviews of the Company’s quarterly reports on Form 10-Q, review activities related to internal control reporting and accounting consultations.

(b)	Fees billed for professional tax services and the preparation of income tax returns.

Pre-Approval Policy for Services by Independent Auditors

During fiscal 2006, the Finance and Audit Committee of Carver’s Board of Directors pre-approved the engagement of KPMG LLP to provide non-audit services and considered whether, and determined that, the provision of such other services by KPMG LLP is compatible with maintaining KPMG LLP’s independence.

In June 2004 the Finance and Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by KPMG LLP consistent with applicable SEC rules. Under the policy, prior to the engagement of the independent auditors for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of the four categories of services described above to the Finance and Audit Committee for approval. Prior to engagement, the Finance and Audit Committee pre-approves these services by category of service. The fees are budgeted and the Finance and Audit Committee will receive periodic reports from management on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the pre-approval. In those instances, the Finance and Audit Committee requires specific pre-approval before engaging the independent auditor.

The Finance and Audit Committee has delegated pre-approval authority, subject to certain limits, to the chairman of the committee. The chairman is required to report, for informational purposes, any pre-approval decisions to the Finance and Audit Committee at its next regularly scheduled meeting.

Report of the Finance and Audit Committee of the Board of Directors

This report is furnished by the Carver Finance and Audit Committee of the Board of Directors as required by the rules of the SEC under the Exchange Act. The report of the Finance and Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that Carver specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under the Securities Act or the Exchange Act.

The Board of Directors has adopted a written charter that sets forth the Finance and Audit Committee’s duties and responsibilities and reflects applicable American Stock Exchange rules and SEC regulations.

All members of the Finance and Audit Committee have been determined to be independent as defined in the American Stock Exchange’s listing standards. The Board of Directors has determined that Edward B. Ruggiero qualifies as an “audit committee financial expert.” The Finance and Audit Committee received the required written disclosures and letter from KPMG LLP, Carver’s independent accountants, required by Independence Standards Board Standard No. 1, as amended or supplemented, and has discussed with KPMG LLP its independence. The Finance and Audit Committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements of the Company contained in the Company’s fiscal 2006 annual report on Form 10-K. The Finance and Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards (SAS 61), as amended or supplemented.

Throughout the year, the Finance and Audit Committee had full access to management and the independent and internal auditors for the Company. The Finance and Audit Committee consulted with advisors regarding the Sarbanes-Oxley Act of 2002, the American Stock Exchange’s corporate governance listing standards and the corporate governance environment in general and considered any additional requirements of the Finance and Audit Committee as well as additional procedures or matters the Finance and Audit Committee should consider. During fiscal 2006, the Finance and Audit Committee approved the retention of the Company’s independent accounting firm, KPMG LLP, and received the Board’s ratification of this decision. The Finance and Audit Committee acts only in an oversight capacity and necessarily relies on the assurances and work of the Company’s management and independent auditors who expressed an opinion on the Company’s annual financial statements.

Based on its review and discussions described in the immediately preceding paragraph, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company’s fiscal 2006 annual report on Form 10-K be included in that report.

Finance and Audit Committee of Carver Bancorp, Inc.
David L. Hinds (Chairman)
Carol Baldwin Moody
Pazel G. Jackson, Jr.
      Edward B. Ruggiero

The Board of Directors Recommends a Vote FOR
the Ratification of the Appointment of
KPMG LLP as Independent Auditors For Carver.

Please Mark Your Votes on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Internet or Telephone.

_______________________________

PROPOSAL THREE

APPROVAL OF THE 2006 STOCK
INCENTIVE PLAN
_______________________________

Carver Bancorp, Inc.
Proposed 2006 Stock Incentive Plan
Draft Shareholder Proposal for Inclusion in 2006 Proxy Statement

Proposal - Approval of the Carver Bancorp, Inc. 2006 Stock Incentive Plan

General

Our Board of Directors has adopted the Carver Bancorp, Inc. 2006 Stock Incentive Plan (the “Plan”), subject to approval by our shareholders. We have provided below a summary of our reasons for adopting the Plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is attached hereto as Appendix A and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

Our 1995 Stock Option Plan expired by its terms in 2005. We are no longer able to grant stock options and stock appreciation rights under the 1995 Plan. We are asking our shareholders to approve the Plan so that we will be able to continue to grant stock-based compensation to our directors and officers. The Plan would permit the grant of stock options, stock appreciation rights and restricted stock. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this Plan, our shareholders will give us the flexibility we need to continue offering a competitive compensation package that is linked to our stock price performance to attract and retain highly qualified directors and officers. Upon approval of the Plan we will freeze the MRP and ICP and no further shares will be granted thereunder.

As an American Stock Exchange listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan such as the Plan. Shareholder approval will also enhance our ability to deduct the expense of certain awards for federal income tax purposes.

If We Do Not Receive Shareholder Approval We Will Not Implement the Plan

If we do not receive the approval of the shareholders, the Plan will not be implemented and the existing MRP will continue in effect. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies.

Purpose of the 2006 Stock Incentive Plan

The purpose of the Plan is to promote our growth and profitability, to provide certain officers, employees and non-employee directors of our company and our affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in our company.

Description of the 2006 Stock Incentive Plan

Administration. Initially, the Plan will be administered by a committee appointed by our Board of Directors consisting of the members of our Board of Directors. The Committee will consist of not less than two non-employee members of the Board of Directors who are “disinterested board members” under federal tax and securities laws. The Committee has broad discretionary powers.

Stock Subject to the 2006 Stock Incentive Plan. We will reserve and keep available such number of shares as may be required to meet the needs of the Plan. A maximum of 300,000 shares of our common stock may be issued under the Plan and of that, a maximum of 150,000 shares of restricted stock may be awarded. As of July 24, 2006, the aggregate fair market value of the shares to be reserved under this Plan was $5,286,000, based on the closing sales price per share of our common stock of $17.62 on the American Stock Exchange. Each stock option that is exercised or deemed to have been exercised will be counted against this limit, even if the vesting or exercise does not result in the issuance of shares. For example, shares that are withheld to satisfy tax withholding obligations will count against the limit in the same manner as other vested awards or exercised stock options. Awards that fail to vest and vested stock options that expire without being exercised will not count against the limit.

To further satisfy our shareholders as to our grant practices and assuming approval of the Plan, for fiscal years 2007- 2009, we will not grant equity awards in excess of an annual average run rate of 2.79%. This rate is calculated as the number of shares granted in each fiscal year by the Compensation Committee pursuant to the Company’s equity plans and reported in the Company’s periodic reports filed with the SEC divided by the fiscal year end shares outstanding. For this purpose, shares granted will include stock options, stock-settled SARs, and restricted stock and will not include any award that by its terms must be settled in cash or grants assumed in connection with any future acquisitions. For purposes of calculating the number of equity awards granted for this annual average run rate, awards of restricted stock will be treated as the equivalent of 4 option shares, and the number of shares of the Company’s common stock will be the amount outstanding at the end of each of the three fiscal years.

Eligibility. The Committee selects the people who may participate in the Plan. Any officer, employee or non-employee director of the Company, the Carver Federal Savings Bank (the “Bank”), or any other affiliate, may be selected to participate. As of July 31, 2006, there were approximately 120 employees and 8 non-employee directors eligible to be selected for participation. Under the Plan, there are no automatic grants of stock options, SARs or restricted stock to non-employee directors and instead the Plan provides the Committee with discretion as to the amount of stock options, SARs and restricted stock to provide to a non-employee director.

Terms and Conditions of Awards. The Committee may, in its discretion, grant any or all of three types of equity-linked awards to eligible individuals: stock options, stock appreciation rights and restricted stock. The Committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant more than 30,000 restricted stock awards and 45,000 stock options to any one individual in any one calendar year.

•	It may not grant awards with an effective date that is before September 12, 2006 or the date that we receive shareholder approval for the Plan, whichever is later.

Stock Options. The Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than 10 years.

The Committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. The Committee may only grant non-qualified stock options to non-employee directors. Incentive stock options are subject to certain additional restrictions under the Code and the Plan. Unless otherwise designated by the Committee, vested options granted under the Plan will be exercisable for a period of ten years after the date of grant or for a shorter period ending three months after the option holder’s termination of employment due to discharge without cause, one year after termination of employment due to Disability (as defined in the Plan), or two years after termination due to death (except for ISOs) or immediately upon termination for “Just Cause” (as defined in the Plan).

Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, shares of our common stock already owned by the option holder or through participation in a “cashless exercise” procedure involving a broker. Vested options may be transferred prior to exercise only on death of the option holder.

Restricted Stock. As a general rule, shares of our common stock that are subject to a restricted stock award are held by the Committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the Committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the Committee will exercise any voting rights in its discretion, the recipient will direct the response of any tender, exchange or other offer and the Committee will accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

Stock Appreciation Rights. A stock appreciation right affords the holder the right to receive, upon exercise, a payment in cash or shares of our common stock equal to the positive difference between the exercise price assigned to the right and the fair market value of a share of our common stock on the exercise date. The Committee sets the terms and conditions of the stock appreciation rights that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock appreciation right with an exercise price that is less than the fair market value of a share of our common stock on the date it grants the stock appreciation right.

•	It may not grant a stock appreciation right with a term that is longer than 10 years.

The Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same terms and conditions as a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Unless otherwise designated by the Committee, stock appreciation rights granted under the 2006 Stock Incentive Plan will be stand-alone stock appreciation rights and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending upon the holder’s termination of employment for any reason).

Vesting of Awards. Unless otherwise specified by the Committee, stock options, stock appreciation rights and restricted stock awards, will vest at the rate of 20% per year beginning on the first anniversary of the grant date. Unless otherwise specified by the Committee, in the event of termination of employment due to death or Disability (as defined in the Plan) the vesting of such awards will be accelerated. Any of the foregoing awards that are not vested on the date that a recipient terminates employment will be cancelled without consideration (other than a refund of the lesser of the amount (if any) paid when the award was made and the fair market value of the unvested shares on the date of forfeiture) on the date the recipient terminates employment.

Change in Control. Unless otherwise specified by the Committee, at the effective date of a Change in Control (as defined in the Plan) or a Pending Change in Control (as defined in the Plan), all outstanding stock options, stock appreciation rights and restricted stock awards vest and become exercisable (if applicable) on the date of a Change in Control or a Pending Change in Control.

Mergers and Reorganizations. The number of shares available under the Plan, the maximum limits on awards available for grants to individual employees and directors, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the Committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, unless otherwise determined by the Committee, outstanding options and stock appreciation rights may be exchanged for options or stock appreciation rights linked to the equity of the surviving entity that are designed to neither increase nor diminish the rights of the holders of the outstanding options or stock appreciations rights or may be settled for a monetary payment when the merger, consolidation or reorganization occurs. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, unless otherwise determined by the Committee, outstanding restricted stock awards, that are denominated and/or payable in, and/or value by reference to shares, of our common stock, will be exchanged for the same consideration received by shareholders generally in the transaction, with such consideration subject to the same terms and conditions of the award.

Conditions of Effectiveness. The Plan will become effective upon its approval by our shareholders and will continue in effect for ten years from the date of such effective date unless terminated sooner.

Termination or Amendment. Our Board of Directors has the authority to amend the Plan at any time or to terminate the Plan in whole or in part at any time by giving written notice to the Committee; however, all awards that have been granted under the Plan and are outstanding on the date of such suspension or termination of the Plan will remain outstanding and exercisable for the period and terms and conditions set forth in the agreements between the Committee and the recipients.

To the extent required to comply with the Code and as a American Stock Exchange listed company, we are required to seek shareholder approval for amendments to the Plan that are deemed material under the American Stock Exchange listing rules.

Stock Option and Stock Appreciation Right Repricing. The Committee, the independent directors and our Board of Directors are prohibited from making any adjustment or amendment to an outstanding stock option or stock appreciation right that reduces or has the effect of reducing its exercise price.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Stock Options. Incentive stock options will not give rise to federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder’s liability, if any, for alternative minimum tax.

Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the Committee on a merger or other reorganization under the Plan’s change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment if directed by the Committee on a merger or other reorganization under the Plan’s change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

Stock Appreciation Rights. Stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the recipient’s gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount.

Restricted Stock Awards. Restricted stock awards granted under the Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Deduction Limits. Section 162(m) of the Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the four other most highly paid executives named in the summary compensation table in our proxy statement. Restricted stock awards may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We expect that the Committee will take these deduction limits into account in setting the size, terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Plan. State and local tax consequences may also be significant.

New Plan Benefits. Awards under the Plan are discretionary and the Committee has not yet determined the amounts of benefits, to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the Plan to any individual or group of individuals.

The Board of Directors Recommends a Vote FOR
the Approval of the 2006 Stock Incentive Plan.

Please Mark Your Votes on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Internet or Telephone.

________________________________
ADDITIONAL INFORMATION
________________________________

Date for Submission of Stockholder Proposals

In accordance with SEC rules and Carver’s Bylaws, any stockholder wishing to have a proposal considered for inclusion in Carver’s proxy statement and proxy card relating to the annual meeting of stockholders for the fiscal year ending March 31, 2007 must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Secretary of Carver either: (1) on or before April 2, 2007, if Carver’s next annual meeting of stockholders is within 30 days of the anniversary date of the Annual Meeting; or (2) a reasonable time before Carver begins to print and mail its proxy materials, if the date of next fiscal year’s annual meeting is changed by more than 30 days from the date of the Annual Meeting.

Notice of Business to be Conducted at Annual Meeting

The Bylaws of Carver provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver’s Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of Carver. To be timely, a stockholder’s notice must be delivered to or received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous fiscal year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous fiscal year’s annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder’s notice to the Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See “Date for Submission of Stockholder Proposals.”

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

Annual Report to Stockholders

A copy of the Annual Report to Stockholders for the fiscal year ended March 31, 2006 (“2006 Annual Report”), containing financial statements as of March 31, 2006 and March 31, 2005 and for each of the years in the three-year period ended March 31, 2006 prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP whose report thereon is included in the 2006 Annual Report.

The 2006 Annual Report includes a copy of Carver’s annual report on Form 10-K for fiscal 2006 filed with the SEC. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Evan Jalazo, Vice President and Controller, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (718) 230-2900. The annual report on Form 10-K for fiscal 2006 is also available on Carver’s website at www.carverbank.com and on the SEC website at www.sec.gov.

By Order of the Board of Directors,

Roy Swan
Senior Vice President,
Chief of Staff and Secretary

New York, New York, July 31, 2006

To Assure That Your Shares Are Represented at the Annual Meeting,
Please Sign, Date, and Promptly Return the Accompanying
Proxy Card in the Enclosed Postage-Paid Envelope or Use Internet or
Telephone Voting as Described in the Proxy Statement.

CARVER BANCORP, INC.
2006 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Carver Bancorp, Inc. by providing certain directors, officers and employees of Carver Bancorp, Inc. and its Affiliates with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of Common Stock of Carver Bancorp, Inc.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 Affiliates means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

Section 2.2 Award means any Restricted Stock Award, granted to an Eligible Individual under the Plan.

Section 2.3 Award Notice  means, with respect to a Restricted Stock Award, a written instrument evidencing the Award and establishing the terms and conditions thereof.

Section 2.4 Bank means Carver Federal Savings Bank, a federally chartered savings institution, and any successor thereto.

Section 2.5 Beneficiary means the Person designated by an Eligible Individual to receive any Shares or other consideration with respect to an Award made to such Eligible Individual that becomes distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable following the Eligible Individual’s death.

Section 2.6 Board means the Board of Directors of the Company.

Section 2.7 Change in Control means any of the following events:

(a)  approval by the stockholders of the Company of a transaction that would result in the reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

(c) a complete liquidation or dissolution of the Company, or approval by the stockholders of the Company of a plan for such liquidation or dissolution;

(d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

(i) individuals who were members of the Board on the effective date of this Plan; or

(ii) individuals who first became members of the Board after the Effective Date either:

(A) upon election to serve as a member of the Board by affirmative vote of three-quarters of the members of the Board, or of a nominating committee thereof, in office at the time of such first election; or

(B) upon election by the stockholders of the Company to serve as a member of the Board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that any such new member’s election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company;

(e) any event which would be described in Section 2.7(a), (b), (c) or (d) if the term “Bank” were substituted with the term “Company” and the term “Board of Directors of the Bank” were substituted for the term “Board” therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 2.7, the term “person” shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.8 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.9 Committee means the Committee described in Section 4.1.

Section 2.10 Company means Carver Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.11 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of Section 162(m) of the Code).

Section 2.12 Disability means a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

Section 2.13 Disinterested Board Member means a member of the Board who: (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404 of the proxy solicitation rules of the Securities and Exchange Commission as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of the proxy solicitation rules of the Securities and Exchange Commission as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

Section 2.14 Effective Date means September 12, 2006.

Section 2.15 Eligible Employee means any employee of the Company, or of an Affiliate or Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive an Award or a grant of an Option or Stock Appreciation Right pursuant to the Plan.

Section 2.16 Eligible Individual means: (a) any Eligible Employee; and (b) any non-employee director of the Company or an Affiliate or Subsidiary.

Section 2.17 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.18 Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.19 Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Section 2.20 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the cash payment or Shares due upon exercise of a Stock Appreciation Right is computed.

Section 2.21 Fair Market Value means, with respect to a Share on a specified date:

(a) if the Share is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, the average of the highest and lowest selling price on such exchange on such date or if there were no sales on such date, then the mean between the bid and asked price on such date.

(b) if the Share is not listed or admitted to trading on any such exchange, the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price; or

(c) if Sections 2.21(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.22 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to Section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Section 2.23 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of Section 422 of the Code.

Section 2.24 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.25 Option Agreement means a written instrument evidencing an Option granted under the Plan.

Section 2.26 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Section 2.27 Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.28 Pending Change of Control means (a) stockholder approval of a plan, agreement or transaction, the implementation, performance or consummation of which would constitute a Change in Control; (b) the commencement of a tender offer or exchange offer for outstanding securities of the Company or Bank which, if successfully completed, would constitute a Change in Control; or (c) the distribution of a proxy statement seeking proxies or consents in opposition to management in connection with an election contest which, if successful, would result in a Change in Control.

Section 2.29 Permitted Transferee means, with respect to any Recipient of an Option, the Beneficiary to whom an Option has been transferred in accordance with Section 5.8.

Section 2.30 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.31 Plan means the Carver Bancorp, Inc. 2006 Stock Incentive Plan, as amended from time to time.

Section 2.32 Recipient means the person to whom an Option or Stock Appreciation Right is granted or an Award is made.

Section 2.33 Restricted Stock Award means a Restricted Stock Award granted pursuant to section 7.1.

Section 2.34 SAR Agreement means a written instrument evidencing a Stock Appreciation Right granted under the Plan.

Section 2.35 Service means, unless the Committee provides otherwise in an Option Agreement, SAR Agreement or Award Notice, service in any capacity as a common-law employee, consultant or non-employee director to the Company or a Parent or Subsidiary.

Section 2.36 Share means a share of Common Stock, par value $.01 per share, of Carver Bancorp, Inc.

Section 2.37 Stock Appreciation Right means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

Section 2.38 Vesting Date means the date on which an Option, Stock Appreciation Right, or Shares acquired upon exercise of an Option or Stock Appreciation Right cease to be forfeitable upon termination of the Recipient’s Service.

ARTICLE III

AVAILABLE SHARES

Section 3.1 Shares Available under the Plan.

Subject to Section 9.3, the total number of shares authorized under the Plan is 300,000. No more than 150,000 Shares may be made the subject of Awards granted under the Plan. No more than 300,000 Shares may be made the subject of Incentive Stock Options granted under the Plan.

Section 3.2 Individual Limit.

Subject to Section 9.3, the maximum aggregate number of Shares that may be the subject of Options and Stock Appreciation Rights granted to an Eligible Individual in any calendar year shall be 45,000. Subject to Section 9.3, the maximum number of Shares that may be the subject of an Award granted to an Eligible Individual in any calendar year shall be 30,000.

Section 3.3 Computation of Shares Available.

For purposes of Section 3.1: (a) in connection with the granting of an Restricted Stock Award, Option or Stock Appreciation Right (other than a tandem Stock Appreciation Right) the number of Shares available for the granting of additional Awards, Options and Stock Appreciation Rights shall be reduced by the number of Shares in respect of which the Award, Option or Stock Appreciation Right is granted or denominated. Shares withheld to pay withholding taxes shall reduce the number of Shares available to the same extent as if a payment of cash or Shares had been made directly to the Recipient. To the extent an Option or Stock Appreciation Right is exercised by using an actual or constructive exchange of Shares to pay the Exercise Price, the number of Shares available shall be reduced by the gross number of Options or Stock Appreciation Rights exercised rather than by the net number of Shares issued. If any Award, Option or Stock Appreciation Right should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Shares shall, unless the Plan shall have been terminated, be available for additional grants under the Plan.

ARTICLE IV

ADMINISTRATION

Section 4.1 Committee.

(a) Subject to Section 4.1(b), the Plan shall be administered by the members of a Committee of Carver Bancorp, Inc., which shall consist of not less than two (2) members of the Board who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two (2) Disinterested Board Members.

(b) No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

Section 4.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties.

Section 4.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have the sole authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:
(a) to grant Awards, Options and Stock Appreciation Rights;

(b) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Awards, Stock Appreciation Rights or Options, if any, to be granted, and the terms and conditions thereof;

(c) to amend or modify the terms of any outstanding Award, Option or Stock Appreciation Right or accelerate or defer the Vesting Date or Earliest Exercise Date thereof with the consent of the Recipient or Beneficiary, as applicable, in the case of a deferral of such date;

(d) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan;

(e) to determine the form and content of the Awards, Option and Stock Appreciation Right to be issued in the form of the Award Notice, Option Agreement and SAR Agreement, respectively; and

(f) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V

STOCK OPTIONS

Section 5.1 Grant of Options.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

(b) Any Option granted under this Section 5.1 shall be evidenced by an Option Agreement which shall:

(i) specify the number of Shares covered by the Option, determined in accordance with Section 5.2;

(ii)  specify the Exercise Price, determined in accordance with Section 5.3, for the Shares subject to the Option;

(iii) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with Section 5.4;

(iv) specify the Vesting Date, determined in accordance with Section 5.5;

(v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 5.2 Size of Option.

Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Exercise Period.

(a) The Exercise Period during which an Option may be exercised shall commence on the Option’s Vesting Date. It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) the date and time when the Recipient service is terminated for “Just Cause”;

(ii) the last day of the three-month period that begins on the date and time when the Recipient’s terminates Service due to voluntary resignation that is not in anticipation of a termination for “Just Cause”;

(iii)  the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s Disability;

(iv) the last day of the two-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s death;

(v) the last day of the ten-year period commencing on the date on which the Option was granted.

A Recipient’s termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

“Just Cause” for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Recipient and the Company or Affiliates or, in the absence of any such agreement, shall mean termination because of the Recipient’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

Section 5.5 Vesting Date.

(a) The Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement or, if no provision for vesting is made in the Option Agreement, the Vesting Date shall be the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant; the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant; the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant; the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant; the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

(b) Unless otherwise determined by the Committee and specified in the Option Agreement:

(i) all unvested shares subject to an Option will be forfeited at the date and time when the Recipient service is terminated for “Just Cause”;

(ii) if the Recipient of an Option terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares shall become vested on the date of termination of Service; and

(iii) if a Change in Control or Pending Change of Control occurs prior to the Vesting Date of an Option that is outstanding on the date of the Change in Control or Pending Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control or Pending Change in Control.

(c) Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on its Vesting Date shall result in a cancellation of the unvested portion of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

Section 5.6 Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option; and

(d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

(i) three (3) months after the termination of employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of Section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

(ii) one (1) year after such individual’s termination of employment with the Company, a Parent or a Subsidiary due to disability (within the meaning of Section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option.

Section 5.7 Method of Exercise.

(a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with Section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option Agreement.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as the Company may accept);

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;

(iii) in the form of other property or in such other manner as permitted by the Committee; or

(iv) by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment. To the extent permitted under applicable law, the Company may establish conditional procedures with designated broker-dealers to facilitate the foregoing.

(c) When the requirements of Section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 9.3.

Section 5.8 Limitations on Options.

(a) An Option by its terms shall not be transferable by any Option Holder, except that any Option Holder may transfer vested Options remaining unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution.

(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the executor or administrator of the Option Holder’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the beneficiary.

Section 5.9 Prohibition Against Option Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option's in-the-money value) or replacement grants, or other means.

ARTICLE VI

STOCK APPRECIATION RIGHTS

Section 6.1 Grant of Stock Appreciation Rights.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.

(b) Any Stock Appreciation Right granted under this Section 6.1 shall be evidenced by a SAR Agreement which shall:

(i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled in cash or in Shares; have the same Exercise Price, Exercise Period, Vesting Date and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

(ii) in the case of a stand-alone Stock Appreciation Right:

(A)  specify the number of Shares covered by the Stock Appreciation Right, determined in accordance with Section 6.2;

(B) specify the Exercise Price, determined in accordance with Section 6.3;

(C) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with Section 6.4;

(D) specify the Vesting Date, determined in accordance with Section 6.5;

(E) specify whether the Stock Appreciation will be settled in cash or in Shares;

(F) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(G) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to a Stock Appreciation Right granted to an Eligible Individual.

Section 6.2 Size of Stock Appreciation Right.

Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee in its discretion; provided, however, that a tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

Section 6.3 Exercise Price.

The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4 Exercise Period.

The Exercise Period during which a stand-alone Stock Appreciation Right may be exercised shall commence on the Vesting Date and shall expire on the date specified in the SAR Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) the date and time when the Recipient service is terminated for “Just Cause”;

(ii) the last day of the three-month period that begins on the date and time when the Recipient’s terminates Service due to voluntary resignation that is not in anticipation of a termination for “Just Cause”;

(iii)  the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s Disability;

(iv) the last day of the two-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s death;

(v) the last day of the ten-year period commencing on the date on which the Option was granted.

A Recipient’s termination of Service prior to the Vesting Date of a Stock Appreciation Right shall, unless otherwise provided in the SAR Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of Service. Any election by a Recipient to exercise a Stock Appreciation Right shall be subject to the Company’s insider trading policies. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may a Stock Appreciation Right be exercised within the six-month period following the date of its grant.

Section 6.5 Vesting Date.

(a) The Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the SAR Agreement or, if no provision for vesting is made in the SAR Agreement, the Vesting Date shall be the first anniversary of the date of grant, as to 20% of the Shares subject to the Stock Appreciation Right as of the date of grant; the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant; the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant; the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant; the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant; and the date of termination of Service, in the event of the Recipient’s death or Disability, or upon the effective date of a Change in Control or Pending Change in Control occurring during the Recipient’s continuing Service.

(b) Unless otherwise determined by the Committee and specified in the Agreement for a Stock Appreciation Right:

(i) all unvested shares subject to a Stock Appreciation Right will be forfeited at the date and time when the Recipient service is terminated for “Just Cause”;

(ii) if the Recipient of a Stock Appreciation Right terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares shall become vested on the date of termination of Service; and

(iii) if a Change in Control or Pending Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right that is outstanding on the date of the Change in Control or Pending Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control or Pending Change in Control.

(c) Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right’s Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

Section 6.6 Method of Exercise.

(a) Subject to the limitations of the Plan and the SAR Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

(ii) satisfying such other conditions as may be prescribed in the SAR Agreement. Any stand-alone Stock Appreciation Rights that are vested and remain unexercised at the expiration date of the relevant Exercise Period shall be deemed automatically exercised on such date and the Recipient shall receive the excess (if any) of the Fair Market Value of a Share on the expiration date over the Exercise Price per Share without the requirement of notice or any other action on the part of the Recipient.

(b) When the requirements of Section 6.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his death, his Beneficiary) of a payment in an amount per Share equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, or, if applicable Shares with an aggregate Fair Market Value of a like amount.

(c) With respect to Stock Appreciation Rights settled in Shares, when the requirements of Section 6.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Recipient’s ownership of such Shares. The Recipient shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 15.3.

Section 6.7 Beneficiaries.

(a) A Stock Appreciation Right by its terms shall not be transferable by any holder of a Stock Appreciation Right, except that any holder of a Stock Appreciation Right may transfer vested Stock Appreciation Rights remaining unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution.

(b) The Company’s obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the holder of a Stock Appreciation Right to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c) The Recipient of a stand-alone Stock Appreciation Right may designate a Beneficiary to receive any payment in respect of vested outstanding stand-alone Stock Appreciation Rights that may be made after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the beneficiary.

Section 6.8 Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means.

ARTICLE VII

RESTRICTED STOCK AWARDS

Section 7.1 Grant of Restricted Stock Awards.

(a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i) specify the number of Shares covered by the Restricted Stock Award;

(ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and non-assessable under applicable law);

(iii) specify the date of grant of the Restricted Stock Award; and

(iv) specify the Vesting Date for the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of Award Notice between Carver Bancorp, Inc. and [Name of Recipient] dated [Date] made pursuant to the terms of the Carver Bancorp, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of Carver Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c) An Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

Section 7.2 Vesting Date.

(a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date of grant as to 20% of the Shares; the second anniversary of the date of grant as to an additional 20% of the Shares; the third anniversary of the date of grant as to an additional 20% of the Shares; the fourth anniversary of the date of grant as to an additional 20% of the Shares; and the fifth anniversary of the date of grant as to the remaining balance of the Shares.

(b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

(i) shares subject to a Restricted Stock Award will be forfeited at the date and time when the Recipient service is terminated other than on account of death or Disability;

(ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares shall become vested on the date of termination of Service; and

(iii) if a Change in Control or Pending Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control or Pending Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control or Pending Change in Control.

(c) Failure of a Recipient to remain in continuous Service during the period beginning on the date a Restricted Stock Award is granted and ending on the Stock Appreciation Right’s Vesting Date shall result in a cancellation of the Restricted Stock Award without consideration at the earliest date and time at which the Recipient is not in continuous Service.

Section 7.3 Dividend Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be immediately distributed to the Recipient.

Section 7.4 Voting Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be voted in a manner directed by the Board.

Section 7.5 Tender Offers.

Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

Section 7.6 Designation of Beneficiary.

An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual’s death shall be paid to the executor or administrator of the Eligible Individual’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Eligible Individual who has received a Restricted Stock Award and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Eligible Individual shall be deemed to have survived the Beneficiary.

Section 7.7 Manner of Distribution of Awards.

The Company’s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 7.8 Taxes.

The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

ARTICLE VIII

SPECIAL TAX PROVISIONS

Section 8.1 Tax Withholding Rights.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option, Stock Appreciation Right or Award under the Plan any taxes required by law to be withheld with respect to such Option, Stock Appreciation Right or Award. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Exercise Date over the Exercise Price per Share.

Section 8.2 Code Section 83(b) Elections.

If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or an Award Notice for a Restricted Stock Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in Section 7.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient’s termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

ARTICLE IX

AMENDMENT AND TERMINATION

Section 9.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on September 11, 2016. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements, SAR Agreements and Award Notices evidencing such Options, Stock Appreciation Rights and Awards.

Section 9.2 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision; provided further, however, Sections 5.9 and 6.8 may not be amended to lessen the prohibitions contained therein at any time without shareholder approval.

Section 9.3 Adjustments in the Event of Business Reorganization.

(a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights or Awards and (iii) the Exercise Price of Options and Stock Appreciation Rights. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in Awards, Options or Stock Appreciation Rights (including, without limitation, cancellation of Awards, Options Stock Appreciation Rights in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards, Options or Stock Appreciation Rights using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an Option or Stock Appreciation Right granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b) In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

ARTICLE X

MISCELLANEOUS

Section 10.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 10.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 10.4 Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County of New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Stock Appreciation Right or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.5 Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.7 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Carver Bancorp, Inc.
75 West 125th Street
New York, New York 10027
Attention: Treasurer

(b)           If to a Recipient, Beneficiary or Option Holder, to the Recipient’s, Beneficiary’s or Option Holder’s address as shown in the Employer’s records.

Section 10.8 Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the Effective Date. Any Option, Stock Appreciation Right or Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained.

Section 10.9 Compliance with Section 409A of the Code.

To the extent that the Plan and/or any Options, Awards or Stock Appreciation Rights granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in Section 409A of the Code, the Plan and any Option Agreements, SAR Agreements and Award Notices as applicable, shall be operated, administered and construed so as to comply with the requirements of section 409A. The Plan and any Option Agreements, SAR Agreements and Award Notices shall be subject to amendment, with or without advance notice to Recipients, Option Holders and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Recipients, Option Holders and other interested parties, to the extent necessary to effect compliance with Section 409A of the Code.

Section 10.10 Conditions Upon Issuance of Shares

The inability of the Company or the Bank to obtain approval from any regulatory body or authority deemed by the Company of the Bank’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company or the Bank of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Award, Option or Stock Appreciation Right, the Company or Bank may require the person exercising the Award, Option or Stock Appreciation Right to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

CARVER BANCORP, INC. 75 WEST 125TH STREET NEW YORK, NEW YORK 10027	REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CARVER BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 12, 2006

The undersigned stockholder of Carver Bancorp, Inc. hereby appoints Margaret D. Roberts and Roy Swan or either one of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of the common stock of Carver Bancorp, Inc. held of record by the undersigned on July 25, 2006 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. on September 12, 2006 or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” THE PROPOSALS IN ITEMS 2 AND 3.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE OF THIS PROXY.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
^   TO VOTE BY MAIL, PLEASE DETACH HERE   ^

Please mark vote as indicated in this example	X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” THE PROPOSALS IN ITEMS 2 AND 3.

1.	Election of Directors to a Three Year Term.		FOR all Nominees	WITHHOLD for all Nominees	3.	To approve the adoption of the 2006 Stock Incentive Plan	FOR	AGAINST	ABSTAIN
	Nominees:	01) Dr. Samuel J. Daniel 02) Robert Holland, Jr. 03) Robert R. Tarter	[_]	[_]			[_]	[_]	[_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED.		FOR	AGAINST	ABSTAIN
If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the persons named in the Proxy will vote on such matters using their best judgment. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any such business.

2.	Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending March 31, 2007.	[_] [_] [_]
I WILL ATTEND THE ANNUAL MEETING [_]
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

Signature

Title

Date:___________________________________, 2006

Please sign exactly as your name appears on this proxy. Joint Owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
^   TO VOTE BY MAIL, PLEASE DETACH HERE   ^

(	VOTE BY TELEPHONE OR INTERNET QUICK « « « EASY « « « IMMEDIATE	:

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: Call Toll Free On a Touch-Telephone 1-800-730-7859. There is NO CHARGE to you for this call.

OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Item 1: To vote FOR all nominees, press 1; To WITHHOLD from all nominees, press 9; To WITHHOLD from an individual nominee, press 0.

Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

Item 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/cny

IF YOU VOTE BY PHONE OR INTERNET— DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

CARVER FEDERAL SAVINGS BANK

August 8, 2006

Dear Plan Account Holder:

The Carver Federal Savings Bank (“Bank”) 401(k) Savings Plan (“401(k) Plan”) has a related trust (“Employer Stock Fund Trust”) which holds common stock (“Common Stock”) of Carver Bancorp, Inc. (“Company”). HSBC Bank USA, N.A., as the directed trustee of the 401(k) Plan Employer Stock Fund Trust (“Employer Stock Fund Trustee”), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company’s Annual Meeting of Stockholders scheduled to be held on September 12, 2006 (“Annual Meeting”).

The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee (“Committee”). The committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants (“Participants”) with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of July 25, 2006.

The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction (“Voting Instruction”) and returning it in the envelope provided to IVS Associates, Inc. (“IVS”). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects IVS to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

How your voting instruction counts depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of July 25, 2006 to your individual account under the 401(k) Plan according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by September 2, 2006, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by September 2, 2006, or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants’ accounts for which no voting instructions have been received. Each individual’s instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals’ accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company’s shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

If you have questions regarding the terms of the 401(k) Plan or the Voting Instruction, please call the Human Resources Department of the Bank at (718) 230-2900.

Sincerely,

401(k) PLAN COMMITTEE OF
CARVER FEDERAL SAVINGS BANK
Enclosures

CARVER BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION

This Instruction is solicited by the 401(k) Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Federal Savings Bank 401(k) Savings Plan (“401(k) Plan”) for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on September 12, 2006.

The undersigned participant, former participant or beneficiary of a deceased former participant in the 401(k) Plan (the “Instructor”) hereby provides the voting instructions hereinafter specified to HSBC Bank USA, N.A., as the trustee of the 401(k) Plan Employer Stock Fund Trust (“401(k) Plan Trustee”), which instructions will be taken into account by the 401(k) Plan Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the “Shares”) of Carver Bancorp, Inc. (“Carver”) which are held “by the 401(k) Plan Trustee, in its capacity as 401(k) Plan Trustee, as of July 25, 2005 (the “Record Date”) at the September 12, 2006 Meeting of Stockholders of Carver (the “Annual Meeting”) to be held at The Apollo Theater, 253 West 125th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof. As to the proposals listed below, which are more particularly described in the Proxy Statement dated July 25, 2006, the 401(k) Plan Trustee will vote the common stock of Carver Bancorp, Inc. held by the 40l(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated August 8, 2006. As to other matters which may properly come before the Annual Meeting, the 401(k) Plan Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

The instruction set forth below will be taken into account as described above in directing the 401(k) Plan Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by September 2, 2006.

PLEASE, MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUC-TION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, FOR THE PROPOSAL IN ITEM 2 AND FOR THE PROPOSAL IN ITEM 3.

_________________________________
Participant

______________________________________________________________________________________

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
______________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” THE PROPOSALS IN ITEMS 2 AND 3.

1.	Election for Directors to a Three Year Term.

Nominees: Dr. Samuel J. Daniel, Robert Holland, Jr., Robert R. Tarter.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED.

FOR all Nominees [_]	WITHHOLD for all nominees [_]
2.	Ratification of the appointment of KPMG LLP as the independent auditors for the fiscal year ending March 31, 2007; and

FOR   [_]                 AGAINST    [_]                 ABSTAIN   [_]*

3.	The adoption of the Carver Bancorp, Inc. 2006 Stock Incentive Plan.

FOR   [_]                 AGAINST    [_]                 ABSTAIN   [_]*

If any other matters properly come before the Annual Meeting including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the 401(k) Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any such other business.

The undersigned hereby instructs the 401(k) Plan Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated August 8, 2006 a Notice of Annual Meeting of Stockholders of Carver Bancorp., Inc., a Proxy Statement for the Annual Meeting, and an Annual Report for the fiscal year ended March 31, 2006.

Signature

Title
Dated: ___________________, 2006

Please date and sign exactly as your name appears on this instruction and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian or otherwise, please so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

* For purposes of directing the voting of Shares for which no instructions are received, abstentions will be disregarded.

CARVER BANCORP, INC.

August 8, 2006

Dear Plan Account Holder:

The Carver Bancorp, Inc. (“Company”) Employee Stock Ownership Plan (“ESOP”) has a related trust (“ESOP Trust”) which holds common stock (“Common Stock”) of the Company. GreatBanc Trust Company, as the trustee of the ESOP Trust (“ESOP Trustee”), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company’s Annual Meeting of Stockholders scheduled to be held on September 12, 2006 (“Annual Meeting”). The ESOP Trust provides that in casting votes at the Annual Meeting, the ESOP Trustee is to follow the instructions given by participants, former participants and beneficiaries of deceased former participants (collectively, “Participants”) with respect to the Common Stock allocated to their accounts in the ESOP as of July 25, 2006.

The records for the ESOP indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction (“Voting Instruction”) and returning it in the envelope provided to IVS Associates, Inc. (“IVS”). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The ESOP Trustee expects IVS to tabulate the instructions given on a confidential basis and to provide the ESOP Trustee with only the final results of the tabulation. The voting of the Common Stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The ESOP Trustee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and voting the Common Stock allocated to Participants’ accounts. The remainder of this letter describes the voting procedures with the Employee Stock Ownership Plan Committee (“Committee”) expects to follow for the Annual Meeting.

How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

(a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will vote the number of shares of Common Stock, if any, held by the ESOP Trust and allocated as of July 25, 2006 to your individual account under the ESOP according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by September 2, 2006, the ESOP Trustee will vote the number of shares allocated to your account FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares allocated to the accounts of Participants who do file Voting Instructions.

(b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Common Stock that are not allocated to any individual’s account. In general, the ESOP Trustee will vote the Common Stock not allocated to any individual’s account by casting votes FOR or AGAINST each proposal identified on the Voting Instruction, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Common Stock.

If you do not file the Voting Instruction by September 2, 2006, or if you ABSTAIN as to a proposal, your instructions will not count in voting any allocated Common Stock for which no voting instructions have been received from Participants or the unallocated Common Stock. Each individual’s instructions for such purposes are weighted according to the number of shares of Common Stock allocated to all individuals’ accounts for which instructions to vote FOR or AGAINST have been received. However, the ESOP Trustee may be required to vote the allocated Common Stock for which no instructions have been received and the unallocated Common Stock held by the ESOP Trust in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the ESOP Trustees will vote upon such matters in their discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

Your interest in the ESOP Trust offers you the opportunity to participate, as do the Company shareholders, in decisions that affect the future of the Company and Carver Federal Savings Bank (“Bank”) and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

If you have questions regarding the terms of the ESOP or the Voting Instruction, please call the Human Resources Department of the Bank at (718) 230-2900.

Sincerely,

CARVER BANCORP, INC. EMPLOYEE
STOCK OWNERSHIP PLAN COMMITTEE
Enclosures

CONFIDENTIAL VOTING INSTRUCTION

This Confidential Voting Instruction is solicited by the Employee Stock Ownership Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”) for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on September 12, 2006.

The undersigned participant, former participant or beneficiary of a deceased former participant in the ESOP (the “Instructor”) hereby provides the voting instructions hereinafter specified to GreatBanc Trust Company, as the successor trustee of the ESOP (“ESOP Trustee”), which instructions will be taken into account by the ESOP Trustee in voting in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the “Shares”) of Carver Bancorp, Inc. (“Carver”) which are held by the ESOP Trustee, in its capacity as ESOP Trustee, as of July 25, 2006 (the “Record Date”) at the September 12, 2006 Meeting of Stockholders of Carver (the “Annual Meeting”) to be held at The Apollo Theater, 253 West 125th Street, New York, New York at 10:00 a.m. or at any adjournment or postponement thereof.

As to the proposals listed below, which are more particularly described in the Proxy Statement dated July 31, 2006 the ESOP Trustee will vote the common stock of Carver Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated August 8, 2006.

As to other matters which may properly come before the Annual Meeting, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

The instruction set forth below will be taken into account as described above in directing the ESOP Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by September 2, 2006.

PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, FOR THE PROPOSAL IN ITEM 2 AND FOR THE PROPOSAL IN ITEM 3.

Participant

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PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” THE PROPOSALS IN ITEMS 2 AND 3.

1.	Election for Directors to a Three Year Term.

Nominees: Dr. Samuel J. Daniel, Robert Holland, Jr., Robert R. Tarter.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED.

FOR all Nominees [_]	WITHHOLD for all nominees [_]
2.	Ratification of the appointment of KPMG LLP as the independent auditors for the fiscal year ending March 31, 2007; and

FOR   [_]                 AGAINST    [_]                 ABSTAIN   [_]*

3.	The adoption of the Carver Bancorp, Inc. 2006 Stock Incentive Plan.

FOR   [_]                 AGAINST    [_]                 ABSTAIN   [_]*

If any other matters properly come before the Annual Meeting including, among other things, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise, the ESOP Trustee will vote on such matters in such a manner as shall be determined by a majority of the Board of Directors. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any such other business.

The undersigned hereby instructs the ESOP Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated August 8, 2006, a Notice of Annual Meeting of Stockholders of Carver Bancorp., Inc., a Proxy Statement for the Annual Meeting, and an Annual Report for the fiscal year ended March 31, 2006.

Signature

Title

Dated: ___________________, 2006

Please date and sign exactly as your name appears on this instruction and return in the enclosed envelope. If acting as an attorney, executor, administrator, trustee, guardian or otherwise, please so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.

* For purposes of directing the voting of Shares for which no instructions are received, abstentions will be disregarded.